UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission only as permitted by Rule 14a-6(e)(2)
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Material
[ ]	Solicitation Material under §240.14a-12

ALGODON WINES & LUXURY DEVELOPMENT
Group, Inc.

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

ALGODON WINES & LUXURY DEVELOPMENT Group, Inc.

135 Fifth Ave., 10th Floor

New York, NY 10010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE COMPANY’S PROXY STATEMENT

On September 12, 2018

To our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Algodon Wines & Luxury Development Group, Inc. (“Algodon”) on September 12, 2018, at 2:00 p.m. Eastern Time, at 135 Fifth Ave., 10th Floor, New York, NY 10010 (the “Annual Meeting”). At the Annual Meeting the Company will submit the following five (5) proposals to its stockholders for approval:

1.	To elect one director for a two-year term to serve until the 2020 Annual Meeting of Stockholders.

2.	To ratify and approve the appointment of Marcum LLP, as Algodon’s independent registered accounting firm for the year ended December 31, 2018.

3.	To reauthorize granting the Board of Directors discretion (if necessary to effect a listing of Algodon’s common stock on a national exchange) on or before June 30, 2019, to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-six (1:6), or anywhere between, while maintaining the number of authorized shares of Common Stock (the “Reverse Stock Split”). This item was previously presented and approved at the 2017 Annual Meeting of the Stockholders but the Board of Directors’ discretionary power expired on June 30, 2018 before the Company has been able to uplist on a national exchange.

4.	To ratify the approval by the Board of Directors of the Company’s 2018 Equity Incentive Plan.

5.	To amend the Company’s certificate of incorporation to change the name of the Company from “Algodon Wines & Luxury Development Group, Inc.” to “Algodon Group, Inc.”

Additionally, any other business that may properly come before the Annual Meeting will be conducted.

The discussion of the proposals set forth above is intended only as a summary and is qualified in its entirety by the information contained in the accompanying Proxy Statement. Only holders of record of our common stock and holders of record of our Series B preferred stock on an as converted basis to common stock on July 27, 2018 (the “Record Date”) will be entitled to notice of and to vote at this Annual Meeting, and any postponements or adjournments thereof.

The accompanying Proxy Statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The Board will be soliciting your proxy in connection with the matters discussed above. Stockholders who wish to vote on the proposals accordingly must either attend the Annual Meeting and vote in person or otherwise designate a proxy to attend the Annual Meeting and vote on their behalf.

We are using the “Notice and Access” method of providing proxy materials to common stockholders of record via the internet. We are mailing common stockholders of record a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials.  Notice and Access provides a convenient way for stockholders to access the Company’s proxy materials and vote shares on the internet, and also allows us to reduce costs and conserve resources. The Notice of Internet Availability includes instructions on how to access our proxy materials and how to vote your shares. The Notice of Internet Availability also contains instructions on how to receive a paper copy of the proxy materials if you prefer.

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The Company is using the “Full Set Delivery” method of providing proxy materials to all holders of record of Series B preferred stock and beneficial owners of record of common stock (beneficial owners are those stockholders who hold the Company’s common shares through a broker). The Full Set Delivery option requires we mail our proxy materials to these stockholders under the “traditional” method by providing paper copies as well as providing access to our proxy materials on a publicly accessible website.

The Company’s Proxy Statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and the other Annual Meeting materials are available on the internet at: http://www.cstproxy.com/algodongroup/2018.

Whether or not you expect to attend the Annual Meeting, please vote your shares in advance online or by mail to ensure that your vote will be represented at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

Sincerely,

/s/ Scott L. Mathis
Chairman of the Board and
Chief Executive Officer

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ALGODON WINES & LUXURY DEVELOPMENT Group, Inc.

135 Fifth Ave., 10th Floor
New York, NY 10010

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on September 12, 2018 at 2:00 pm Eastern Time

July 18, 2018

We are furnishing this Proxy Statement to stockholders of ALGODON WINES & LUXURY DEVELOPMENT GROUP, INC. (“We” or “Algodon” or the “Company”) in connection with the Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournments or postponements thereof. We will hold the Annual Meeting on September 12, 2018, at 2:00 p.m. Eastern Time, at 135 Fifth Ave., 10th Floor, New York, NY 10010.

The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement (including the Notice of Annual Meeting of Stockholders) is first being made available to stockholders beginning on or about August 3, 2018. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including financial statements (“Annual Report”), was filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2018, and the Company’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2018 including financial statements (“Quarterly Report”), was filed with the SEC on May 15, 2018. Hard copies of this Proxy Statement and the Annual Report will be provided to record holders of common stock (who are receiving proxy materials via the Notice and Access Method) via U.S. mail only by request and the Quarterly Report is available on the internet at: http://www.cstproxy.com/algodongroup/2018.

Voting Securities and Vote Required.

Holders of record of our common stock and Series B preferred stock at the close of business on July 27, 2018 (the “Record Date”) will be entitled to vote on all matters. On the Record Date, we had _____________ shares of common stock issued and _____________ outstanding. Each share of common stock is entitled to one vote per share. On the Record Date, we had _____________ shares of Series B preferred stock issued and outstanding. Shares of Series B preferred stock are entitled to vote with common stock on each proposal on as converted basis, for a total of _____________ votes. Common stock and Series B preferred stock represent our only two classes of voting securities outstanding.

Cumulative voting shall not be allowed in the election of directors or any of the proposals being submitted to the stockholders at the Annual Meeting.

For the transaction of business at the Annual Meeting a quorum must be present. A quorum consists of not less than one-third of the shares entitled to vote at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned to a future time and date. Common stock and Series B preferred stock (on an as-converted basis to common stock) will vote together as a class on each proposal.

Revocability of Proxies

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy, by delivering a written revocation of your proxy to our Secretary, or by voting at the Annual Meeting. The method by which you vote by proxy will in no way limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank or brokerage firm, you must obtain a proxy, executed in your favor, from the bank or broker, to be able to vote at the Annual Meeting.

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No Dissenters Rights

The proposed corporate actions on which the stockholders are being asked to vote are not corporate actions for which stockholders of a Delaware corporation have the right to dissent under the Delaware General Corporation Law (the “DGCL”).

Proposals by Security Holders

No stockholder has requested that we include any additional proposals in this Proxy Statement or otherwise requested that any proposals be submitted to the stockholders at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Q. Why am I receiving these materials?

A. We have sent you these proxy materials because the Board of Directors (the “Board”) of Algodon Wines and Luxury Development Group, Inc. (sometimes referred to as the “Company” or “Algodon”) is soliciting your proxy to vote at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may cast your vote by proxy over the internet by following the instructions provided in the Notice of Internet Availability, or, if you have received, or requested to receive, printed proxy materials, you can also vote by mail pursuant to the instructions provided on the proxy card.

In accordance with SEC rules, we may furnish proxy materials, including this Proxy Statement and our Annual Report, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Common stockholders of record will not receive printed materials unless they request them. Instead, a Notice of Internet Availability is mailed that instructs stockholders as to how they may access and review all of the proxy materials on the internet. We intend to commence the mailing of the Notice of Internet Availability on or about August 3, 2018 to all common stockholders of record entitled to vote at the Annual Meeting. The holders of Series B preferred stock and common stock beneficial owners of record entitled to vote at the Annual Meeting will receive printed copies by mail. We intend to commence mailing printed copies to these stockholders on or about August 3, 2018.

Q. How do I attend the Annual Meeting?

A. The Annual Meeting will be held on Monday, September 12, 2018 at 2:00 p.m. local time in the Company’s New York office at 135 Fifth Avenue, 10th Floor, New York, NY 10010. Directions to the Annual Meeting may be found at https://www.algodongroup.com/contact/locations. Information on how to vote in person at the Annual Meeting is discussed below.

Q. Who can vote at the Annual Meeting?

A. Only stockholders of record at the close of business on July 27, 2018 will be entitled to vote at the Annual Meeting. On this record date, there were ___________ shares of common stock outstanding and entitled to vote and ___________ shares of Series B preferred stock outstanding and entitled to vote on an as-converted basis to common shares.

Stockholder of Record: Shares Registered in Your Name

If on July 27, 2018 your shares were registered directly in your name with Algodon’s transfer agent, Continental Stock Transfer & Trust Company, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out your proxy via the internet to cast your votes or vote via telephone.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on July 27, 2018 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

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Q. What am I voting on?

A. There are five matters scheduled for a vote:

●	Election of one director for a two-year term, to serve until the 2020 Annual Meeting of Stockholders.

●	Ratification and approval of the appointment of Marcum LLP, as Algodon’s independent registered accounting firm for the year ended December 31, 2018.

●

Providing the Board of Directors discretion (if necessary to effect a listing of Algodon’s common stock on a national exchange) on or before June 30, 2019, to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-six (1:6), or anywhere between, while maintaining the number of authorized shares of Common Stock (the “Reverse Stock Split”). This item was previously presented and approved at the 2017 Annual Meeting of the Stockholders but the Board of Directors’ discretionary power expired on June 30, 2018 before the Company has been able to uplist on a national exchange.

●	Approval of Algodon’s 2018 Equity Incentive Plan.

●	Approval of a change of the Company’s name from “Algodon Wines & Luxury Development Group, Inc.” to “Algodon Group, Inc.”

Q. What if another matter is properly brought before the Annual Meeting?

A. The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q. How do I vote?

A. As to the election of a director under Proposal No. 1, you may vote “For” the election of the nominee proposed by the Board, or “Withhold” for the nominee being proposed. The director will be elected by a plurality of votes at the Annual Meeting.

With respect to Proposal No. 2 (ratification of the appointment of our independent registered accounting firm), Proposal No. 3 (Reverse Stock Split), Proposal No. 4 (2018 Equity Incentive Plan) and Proposal No. 5 (Company Name Change) you may vote “For” or “Against” or “Abstain” for each proposal. Each proposal will be approved if a majority of the votes cast at the Annual Meeting vote in favor of such proposal.

Proposal No. 2 is advisory in nature and non-binding on the Company. However, our Board of Directors values the opinions of all of our stockholders and will consider the outcome of this vote when making future decisions.

The procedures for voting are fairly simple:

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Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy by visiting http://www.cstproxy.com/algodongroup/2018 and following the instructions provided on the Notice of Internet Availability.

If you have requested to receive printed copies of the proxy materials by mail, you may vote using the proxy card enclosed with the proxy materials and returning it by mail. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

●	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

●	To vote online or via telephone, follow the instructions on the Notice of Internet Availability mailed to you.

●	If you have received or requested to receive your proxy materials by mail, you have the option to vote using the proxy card included in the mailing. To do so, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If we receive your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from Algodon. Simply complete the steps included in the voting instruction form to ensure that your vote is counted.

To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

Series B Preferred Shares: Series B Preferred Stock Holders

If you are a holder of Series B preferred stock entitled to vote at the Annual Meeting, you may vote in person at the Annual Meeting or vote by mail or fax by following the instructions provided in your proxy materials. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

Q. How many votes do I have?

A. On each matter to be voted upon, you have one vote for each share of common stock you own as of July 27, 2018 and for each share of Series B preferred stock you own as of July 27, 2018, you are entitled to the number of votes per share based on the following formula:

$10 ÷ the fair market value of the Company’s common stock as of the date the shares of Series B preferred stock were issued, subject to a maximum of ten votes per share of Series B preferred stock.

Q. What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

A. If you are a stockholder of record and do not vote by proxy by accessing http://www.cstproxy.com/algodongroup/2018, by telephone, in person at the Annual Meeting, or, if you’ve received or requested to receive the proxy materials by mail, by completing and returning your proxy card by mail, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

A. If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a routine matter under applicable rules. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine” under applicable rules but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on the election of directors (Proposal 1), the Reverse Stock Split (Proposal 3), the 2018 Stock Incentive Plan (Proposal 4), or the name change of the Company (Proposal 5), without your instructions but may vote your shares on the ratification of Marcum LLP as our independent registered public accounting firm for fiscal year 2018 (Proposal 2) even in the absence of your instruction.

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Q. What if I return a proxy card or otherwise vote but do not make specific choices?

A. If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the nominee for director named in this Proxy Statement, “For” the approval of the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018, “For” the reverse stock split to be implemented in the discretion of the Board of Directors subject to the terms of the resolution, “For” the ratification of the Company’s 2018 Equity Incentive Plan and “For” the approval of the Company’s name change. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Q. Who is paying for this proxy solicitation?

A. The Company will pay for the entire cost of soliciting proxies. In addition to these proxy materials, the Company’s directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. What does it mean if I receive more than one set of proxy materials?

A. If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice of Internet Availability (or each proxy card in the proxy materials if you’ve requested printed proxy materials) to ensure that all of your shares are voted.

Q. Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

A. Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

1.	If you’ve requested your proxy materials be mailed to you, you may submit another properly completed proxy card with a later date;

2.	You may send a timely written notice that you are revoking your proxy to Algodon’s Secretary at 135 Fifth Avenue, 10th Floor, New York, NY 10010;

3.	You may change your vote using the online voting method, in which case your latest internet proxy submitted prior to the Annual Meeting will be counted; or

4.	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

A. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

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Q. When are stockholder proposals and director nominations due for next year’s Annual Meeting?

A. We anticipate that our 2019 Annual Meeting will be held in September 2019. To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by April 5, 2019, to the attention of the Secretary of Algodon Wines & Luxury Development Group, Inc. at 135 Fifth Avenue, 10th Floor, New York, NY 10010. If you wish to submit a proposal at the Annual Meeting that is to be included in next year’s proxy materials, you must do so in accordance with the Company’s amended and restated bylaws (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition, you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934. Please note that at the 2017 Annual Meeting of Stockholders, the stockholders approved the current directors to serve for a three-year term. Therefore, the next meeting at which the stockholders may submit any director nominations will be the 2020 Annual Meeting of Stockholders. This does not prevent stockholders from submitting other proper proposals for consideration at the 2019 Annual Meeting.

Q. What are “broker non-votes”?

A. As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the Nasdaq Stock Market LLC (“Nasdaq”) to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

Q. What is the quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least one-third of the outstanding common shares and Series B preferred shares (on an as converted basis with the common stock) entitled to vote are present at the Annual Meeting in person or represented by proxy. On the record date, there were __________ common shares outstanding and __________ shares of Series B preferred stock, convertible on a voting basis into __________ shares of common stock issued and outstanding. Thus, the holders of __________ shares of common stock and Series B preferred stock (on an as converted basis) must be present in person or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

Q. How can I find out the results of the voting at the Annual Meeting?

A. Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Q. What proxy materials are available on the internet?

A. The Proxy Statement and the annual report to stockholders are available at: http://www.cstproxy.com/algodongroup/2018.

Forward Looking Statements

This Proxy Statement may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements.

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Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions contemplated by this Proxy Statement, our potential business, financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made and are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” or “will,” and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described under the caption “Risk Factors” included in our other filings with the Securities and Exchange Commission (“SEC”), including the disclosures set forth in Item 1A of our Form 10-K for the year ended December 31, 2017. Furthermore, such forward-looking statements speak only as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

RECORD DATE AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

Security Ownership of Management

As of July 18, 2018, the Company had 46,003,824 shares of its common stock issued and 45,953,291 outstanding, and 902,670 shares of its Series B preferred stock issued and outstanding. The following table sets forth the beneficial ownership of the Company’s common stock and Series B preferred stock as of the Record Date by each person who serves as a director and/or an executive officer of the Company on that date, and the number of shares beneficially owned by all of the Company’s directors and named executive officers as a group:

Name and Address of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership of Common Stock (1)		Percent of Common Stock	Amount and Nature of Beneficial Ownership of Series B Stock (1)		Percent of Series B Stock	Total Voting Power (12)
Scott L. Mathis c/o Algodon, 135 Fifth Avenue, 10th Floor, New York, NY 10010	Chief Executive Officer and Chairman of the Board of Directors	6,329,090	(2)	13.2%	2,100	(3)	Less than 1%	11.2%

Maria Echevarria c/o Algodon, 135 Fifth Avenue, 10th Floor, New York, NY 10010	Chief Financial Officer	125,073	(4)	Less than 1%	-		-	Less than 1%

Julian Beale	Director	772,588	(5)	1.7%	-		-	1.4%

Peter J.L. Lawrence	Director	870,700	(6)	1.9%	-		-	1.6%

Steven A. Moel	Director Elect	508,220	(7)	1.1%	-		-	1.0%

Marc Dumont	Director Elect	1,148,879	(8)	2.5%	12,498	(9)	1.4%	2.3%

John I. Griffin	Director Nominee	555,590	(10)	1.2%	60,187	(11)	6.7%	2.0%

All current directors, directors elect, director nominees, executive officers and named executive officers as a group (seven persons)		10,310,140		21.6	74,785		8.1	19.5

Notes to Security Ownership of Management table shown above:

(1)	Calculated in accordance with 1934 Act Rule 13d-3.

(2)	Consists of: 336,545 shares of common stock owned by Mr. Mathis directly; 3,777,425 common shares owned by The WOW Group, LLC, of which Mr. Mathis is a controlling member; 166,130 common shares owned by Mr. Mathis’s 401(k) account; warrants to acquire 335,322 shares of common stock, and the right to acquire 1,713,668 shares of common stock subject to the exercise of options.

(3)	Consists of: 2,100 shares of Series B preferred stock owned by Mr. Mathis’ 401(k) and 19,800 shares of common stock on an as converted basis to common stock for voting purposes.

(4)	Consists of: 3,198 shares of common stock owned by Ms. Echevarria’s 401(k) and options to acquire 121,875 shares of common stock upon exercise.

(5)	Consists of: 97,588 shares of common stock owned by Mr. Beale directly; and options to acquire 675,000 shares of common stock upon exercise.

(6)	Consists of: 184,971 shares of common stock owned by Mr. Lawrence directly; 10,729 shares owned by Mr. Lawrence and his spouse as trustees for the Peter Lawrence 1992 Settlement Trust; and 675,000 shares of common stock issuable upon the exercise of stock options.

(7)	Consists of: 151,491 common shares held by Mr. Moel directly; 176,546 common shares held by Mr. Moel’s retirement account; 26,693 common shares held by Andrew Moel, Mr. Moel’s son; 28,490 common shares held by Erin Moel, Mr. Moel’s daughter; and options to acquire 125,000 shares of common stock.

(8)	Consists of: 930,000 common shares held in joint tenancy with Mr. Dumont and Patrick Dumont; 20,000 common shares held by Mr. Dumont and Vinciane Dumont; 156,946 held by Mr. Dumont, Vinciane Dumont and Patrick Dumont; 20,000 common shares held by Patrick Dumont; and 21,933 common shares held by Schiahorn AG, controlled by Patrick Dumont.

(9)

Consists of: 9,998 shares of Series B preferred stock held by Mr. Dumont, Patrick Dumont, and Vinciane Dumont and 99,980 shares of common stock on an as converted basis to common stock for voting purposes; and 2,500 shares of Series B preferred stock held by Schiahorn AG, controlled by Patrick Dumont and 25,000 shares of common stock on an as converted basis to common stock for voting purposes.

(10)	Consists of: 526,229 common shares held by Mr. Griffin individually; and 29,361 common shares held by JLAL Holdings Ltd., an entity wholly controlled by Mr. Griffin.

(11)	Consists of: 20,000 shares of Series B preferred stock held by Mr. Griffin and 180,000 shares of common stock on an as converted basis to common stock for voting purposes; and 40,187 shares of Series B preferred stock held by JLAL Holdings Ltd. and 361,683 shares of common stock on an as converted basis to common stock for voting purposes.

(12)	Calculated based common stock being entitled to a total of 45,953,291 votes as of July 18, 2018 and Series B preferred stock being entitled to a total of 8,514,442 votes as of July 18, 2018.

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Security Ownership of Certain Beneficial Owners

As July 18, 2018, the only persons or entities that beneficially own more than 5% of its outstanding common stock who do not serve as an executive officer or director or who are a director nominee of the Company are presented in the table below.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock (1)	Percent of Common Stock	Amount and Nature of Beneficial Ownership of Series B Stock (1)	Percent of Series B Stock	Total Voting Power (4)
The WOW Group, LLC c/o Scott L. Mathis 135 Fifth Avenue New York, New York 10010	3,777,425	8.2%	-	-	7.0%
Murdock and Janie Richard (2)	2,789,913	6.1%	-	-	5.1%
Ralph & Mary Rybacki (3)	2,782,348	6.1%	-	-	5.1%

(1)	Calculated in accordance with 1934 Act Rule 13d-3.

(2)	Based on information contained on Schedule 13G filed by Murdock Richard on February 6, 2015. The principal business address of Mr. and Mrs. Richard is 5950 Sherry Lane, Suite 210, Dallas, TX 7522.

(3)	Based on information contained on Schedule 13G filed by Ralph and Mary Rybacki on February 11, 2016. The principal business address of Mr. and Mrs. Rybacki is 500 Capital Drive, Lake Zurich, IL 60047.

(4)	Calculated based common stock being entitled to a total of 45,953,291 votes as of July 18, 2018 and Series B preferred stock being entitled to a total of 8,514,442 votes as of July 18, 2018.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The following person has been nominated by the Board of Directors for election to the Company’s Board of Directors to serve for a two-year term:

●	John I. Griffin

A two-year term means Mr. Griffin, if elected, would stand for re-election, if nominated, at the same time as all incumbent directors (who were elected for a three-year term in 2017) would.

Messrs. Mathis, Beale and Lawrence are current members of the Board of Directors. At the Company’s 2017 Annual Meeting, Messrs. Dumont and Moel were elected to join the Board when the Company’s common stock is formally uplisted to Nasdaq, which has not occurred to date. If elected, Mr. Griffin, similar to Messrs. Dumont and Moel, would not join the Board until the Company’s common stock is formally uplisted to Nasdaq.

At the Annual Meeting a vote will be taken on a proposal to approve the election of one (1) director nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE election of one (1) director nominee.

The Company’s Board of Directors seeks to ensure that it is composed of members whose particular experience, qualifications, attributes, and skills, when taken together, will allow the Board of Directors to satisfy its oversight obligations effectively. The Company does not currently have a separate nominating (or similar) committee as given the Company’s small size the Company does not yet believe such a committee is necessary. However, as the Company grows and considers trying to position itself for a potential listing on a stock exchange, it will establish a separate nominating committee. Currently, the independent members of the Board of Directors are responsible for identifying and nominating appropriate persons to add to the Board of Directors when necessary. In identifying Board candidates, it is the goal of the independent members of the Board to identify persons whom they believe have appropriate expertise and experience to contribute to the oversight of a company of Algodon’s nature while also reviewing other appropriate factors.

The Company believes that the individual nominated for election to the Board has the experience, qualifications, attributes and skills when, taken as a whole, will enable the Board of Directors to satisfy its oversight responsibilities effectively. The following factors were among those considered that led to the Board’s conclusion that the nominee would make valuable contributions to the Board:

●	John I. Griffin: Mr. Griffin is Chairman, President, Chief Executive Officer, and the sole shareholder of Maurice Pincoffs Company, Inc. headquartered in Houston, Texas USA. Pincoffs began product trading operations in 1880 and today specializes in international trade, marketing, and distribution of various products. Following 13 years of active and reserve duty, he retired from the United States Navy as Lieutenant Commander. Mr. Griffin was employed by Corning Glass Works where he was involved in plant management and international business activities and then worked outside of the United States for 13 years, first in Tokyo as President of Graco Japan K.K., a metal related manufacturing and marketing joint venture. This was followed by seven years in Paris as Vice President of Graco Inc. where he managed manufacturing and marketing companies throughout Europe as President Directeur General of Graco France S.A. and Fogautolube S.A. (France). Stationed in Brussels for two years, Mr. Griffin was President of Monroe Auto Equipment S.A. with manufacturing facilities in Belgium and Spain and marketing companies throughout Europe and the Middle East. With the acquisition of Maurice Pincoffs Company in 1978, he assumed his current position.

During his stay in Europe, Mr. Griffin was a partner in a Haut Medoc vineyard, Le Fournas Bernadotte. For several years Pincoffs was heavily involved in the wine import business as the third largest importer in Texas. Mr. Griffin served for a number of years as Founder and President of the American Institute for International Steel (Washington D.C.) and the American Institute for Imported Steel (New York City) as well as serving as a Director of the West Coast Metal Importers Association (Los Angeles). Active in the Greater Houston Partnership, Mr. Griffin was a Director of the World Trade Division and served as Chairman of the Africa Committee. He was a member of the Committee on Foreign Relations and the World Affairs Council of Houston, and a past Director of The Houston World Trade Association and the Armand Bayou Nature Center.

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Mr. Griffin is a graduate of Dartmouth College and was an Associate professor at Rice University. He is married, has two children, three grandchildren, and resides in Houston.

Identification of Directors and Executive Officers

As of the Record Date, the names, titles, and ages of the members of the Company’s Board of Directors, its Director nominees, and its executive officers, are as set forth in the below table.

Name	Age	Position
Scott L. Mathis	56	Chief Executive Officer and Chairman of the Board of Directors
Peter J.L. Lawrence	84	Director
Julian Beale	83	Director
Maria Echevarria	38	Chief Financial Officer and Treasurer
Steven Moel	74	Director (effective only upon the Company uplisting to Nasdaq)
Marc Dumont	75	Director (effective only upon the Company uplisting to Nasdaq)
John I. Griffin	83	Director Nominee (effective only upon the Company uplisting to Nasdaq)

Summaries of the background and experience of the Company’s directors and officers are as follows:

●	Scott Mathis: Mr. Mathis has been actively involved with the Company’s business operations and strategy since it was founded in 1999 and has significant knowledge regarding its current and contemplated business operations. The Board believes he is valuable in forming the Company’s business strategy and identifying new business opportunities, a determination based on his executive level experience working in the real estate development industry and in several consumer-focused businesses.

Mr. Mathis is the founder of Algodon and has served as Chief Executive Officer and Chairman of the Board of Directors since its inception in April 1999. Mr. Mathis has over five years’ experience serving as Chief Executive Officer and Chairman of the Board of Directors of Mercari Communications Group, Ltd., a public company. Mr. Mathis is also the founder, Chief Executive Officer, and Chairman of InvestProperty Group, LLC and various other affiliated entities. Since July 2009, Mr. Mathis has served as the Chief Executive Officer and Chairman of Hollywood Burger Holdings, Inc., a company he founded which is developing Hollywood-themed American fast food restaurants. Since June 2011, Mr. Mathis has also served as the Chairman and Chief Executive Officer of InvestBio, Inc., a former subsidiary of Algodon that was spun off in 2010. Including his time with Algodon and its subsidiaries, Mr. Mathis worked for over 25 years in the securities brokerage field. From 1995-2000, he worked for National Securities Corporation and The Boston Group, L.P. Before that, he was a partner at Oppenheimer and Company and a Senior Vice President and member of the Directors Council at Lehman Brothers. Mr. Mathis also worked with Alex Brown & Sons, Gruntal and Company, Inc. and Merrill Lynch. Mr. Mathis received a Bachelor of Science degree in Business Management from Mississippi State University.

●	Julian Beale: Mr. Beale was appointed to the Company’s Board of Directors in April 1999 and continues to serve as a director. The Board believes Mr. Beale’s experience and knowledge with the capital markets are valuable to the Board of Directors as a whole.

Since 1996, Mr. Beale has managed his own investments, which include listed “blue chip” shares, numerous speculative stocks, and real estate. Mr. Beale has over 10 years’ experience serving as a director of Adacel Technologies Ltd., an Australian Stock Exchange listed company that provides air traffic simulations, training, and management activities. Mr. Beale is also a director of Private Branded Beverage Ltd., a private company, and since July 2009 a director of InvestBio, Inc. After 14 years in engineering and after forming a plastics processing company that he built to employ more than 200 people, Mr. Beale has since the early 1970’s been involved in consulting and investing. In 1977, he was part of a consortium that purchased what became the Moonie Oil Company, a resources corporation that had interests in petroleum production. In 1984, he entered Federal Parliament (Australia). During his 12 years in politics, he held many Shadow Minister portfolios (i.e., cabinet level position with minority party). He has a Bachelor of Engineering degree from Sydney University, Australia and an MBA from Harvard University. The determination was made that Mr. Beale should serve on Algodon’s Board of Directors due to his experience as a director for other public companies and as an investor in real estate.

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●	Peter J.L. Lawrence: Mr. Lawrence has served as a director of Algodon since July 1999. The Board has determined that he is a valuable member of the Board due to his experience as an investor in smaller public companies and service as a director for a number of public companies.

Specifically, since 2000, Mr. Lawrence has been a director of Sprue Aegis plc, a U.K. company traded on the London Stock Exchange that designs and sells smoke and carbon monoxide detectors for fire-fighters principally in the U.K.; Chairman of Infinity IP, a private company involved with intellectual property and distribution in Australasia; and director of Hollywood Burger Holdings, Inc. Since June 2001, he has served as a director of InvestBio, Inc. Until recently, Mr. Lawrence was Chairman of Polastar plc, a UK company that specializes in the development, manufacture and sale of a patent- pending intelligent low-location lighting system. Prior to joining Polastar, Mr. Lawrence served as the Chairman of Associated British Industries plc, a company that manufactured car engine and aviation jointings and sealants for both original equipment manufacturers and after markets, specialty waxes and anti-corrosion coatings for the automotive tire and plastics industries.

Mr. Lawrence has additional experience as a director of a publicly-traded company by serving as a director of Beacon Investment Trust PLC, a London Stock Exchange-listed company from 2003 to June 2010. Beacon invested in small and recently floated companies on the Alternative Investment Market of the London Stock Exchange. Mr. Lawrence served on the investment committee of ABI Pension fund for 20 years as well as the investment committee of Coram Foundation Children Charity founded in 1939 as the Foundling Hospital from 1977 to 2004. He received a Bachelor of Arts in Modern History from Oxford University where he graduated with honors.

●	Marc Dumont: Mr. Marc Dumont is an Independent Investment Banker and International Financial Consultant. He is also Chairman and CEO of Château de Messey Wineries, Meursault, France. Mr. Dumont previously served as the President of PSA International SA (a PSA Peugeot Citroen Group company) from January 1981 to March 1995. He consults and advises international clients in Europe and Asia, as well as the United States. He is also the Chairman of Sanderling Ventures (a European affiliate of a U.S. venture capital firm) since 1993, managing five biotechnology funds. Mr. Dumont is also a Board member of Lightwave Systems Inc., Santa Barbara, California (since 1997) and Caret Industries, Oxnard, California (since 1995). He has served on many other boards including Finterbank Zurich, Banque Internationale a Luxemborg, Xiphias International Investment Fund Limited (an alternative investment fund), and also Irvine Sensors Corporation where he was member/Chairman of their Audit, Nominating, and Corporate Governance, and Compensation Committees. Mr. Dumont holds a Degree in Electrical Engineering and Applied Economics from the University of Louvain, Belgium and an MBA from the University of Chicago.

●	Steven Moel: Dr. Moel has served as a member of the Company’s Board of Advisors since 2008. Dr. Moel is a medical doctor and licensed attorney. Dr. Moel had a private legal practice as a business and transactional attorney and is a member of the California and American Bar Associations and has served as legal counsel to many corporations. The Board has determined that he would be a valuable member of the Board due to his extensive and broad experience and knowledge in business. In addition to serving as a member of the Company’s Board of Advisors, Dr. Moel is presently a member of the board of directors of Hollywood Burger Holdings, Inc., a related party to the Company (International Fast Food Restaurants). Previously, Dr. Moel served in many roles, including most recently as a Senior Business Advisor for Global Job Hunt (International Recruiting and Education). He was also founder of Akorn, Inc., NASDAQ: AKRX (Biotechnology/Pharmaceutical Mfg.), where he served as a Director on the Executive Board and as Vice President of Mergers & Acquisitions. Mr. Moel previously served as: the Vice President, Mergers & Acquisitions and Business Development of Virgilian, LLC (Nutraceuticals/Agricultural); CEO of U.S. Highland, Inc. BB:UHLN (Mfg. of Motorcycles/Motorsports); CEO of Millennial Research Corp. (Mfg./Ultra-high efficiency motors); Chairman and COO of WayBack Granola Co. (Granola Manufacturing); Executive VP, Mergers and Acquisitions of Agaia Inc. (Green Cleaning Products). He has also served as: President, COO and Executive Director of American Wine Group (Wine Production/Distribution); Senior Business and Advisor, of viaMarket Consumer Products, LLC (Manufacturer of Consumer Products); as a member of the Board of Directors of Grudzen Development Corp. (Real Estate); COO and Chairman of the Board of Directors of Paradigm Technologies (Electronics/Computer Developer); President and CEO of Sem-Redwood Enterprises (Stock Pool), and as a member of the Advisory Board of Mahlia Collection (Jewelry Design/ Manufacturing).

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Dr. Moel is a board-certified ophthalmologist who was in private practice and academia. He is an Emeritus Fellow of the American Academy of Ophthalmology and his academic history includes Washington University, University of Miami-Coral Gables, Marshall University, West Virginia University, University of Colorado, Harvard University, Louisiana State University-New Orleans, University of Illinois-Chicago, and the College of Law in Santa Barbara.

●	Maria Echevarria: In April 2015, the Board of Directors appointed Ms. Echevarria as the Company’s Chief Financial Officer and Secretary. She joined the Company as Corporate Controller in June 2014 and had primary responsibility for the Company’s corporate consolidation, policies and procedures as well as financial reporting for SEC compliance, coordinating budgets and projections, preparing financial presentations and analyzing financial data. Ms. Echevarria has over 15 years of experience in Accounting, Compliance, Finance, Information Systems and Operations. Her experience includes SEC reporting and financial analysis, and her career accomplishments include developing and implementing major initiatives such as SOX, BSA and AML reporting and valuation of financial instruments. Prior to her employment with the Company, Ms. Echevarria served as Director of Finance and Accounting for The Hope Center, a nonprofit, from 2008 to June 2014 overseeing Finance, Information Systems and Operations. From 2001 through 2008 she served as a Quality Control and Compliance Analyst, Financial Analyst, and Accounting Manager for Banco Popular in San Juan, Puerto Rico, where she specialized in Mortgage Quality Control, Compliance, Financial Analysis and Mortgage Accounting, and corresponding with the FHA, VA and other mortgage guarantors. Ms. Echevarria also coordinated audits and compliance programs related to reporting, remittances, escrow accounting and default management for Fannie Mae, Freddie Mac and other private investors. She has developed and taught accounting courses for Herzing University, and currently serves as an adjunct faculty member at Southern New Hampshire University. She is a CPA, licensed in New Jersey and Puerto Rico, and holds a B.B.A. in Accounting from the University of Puerto Rico and a MBA in Business from University of Phoenix. Mrs. Echevarria was born and raised in Puerto Rico, and is fluent in Spanish and English.

Significant Employees

There are no significant employees of Algodon other than its executive officers named above.

Transactions with Related Persons

The following sets forth information regarding transactions between the Company (and its subsidiaries) and its officers, directors and significant stockholders since January 1, 2017.

●	Scott Mathis is Chairman and Chief Executive Officer of Hollywood Burger Holdings, Inc. (“HBH”), a private company he founded which is developing Hollywood-themed American fast food restaurants in Argentina and the United States. Maria Echevarria is the Chief Financial Officer or HBH. The Company has an expense sharing agreement with HBH to provide office space and other clerical services. The Company was entitled to receive reimbursements of general and administrative expenses in the amount of $342,299 during the year ended on December 31, 2017, as a result of the expense sharing agreement. As of December 31, 2017, HBH owes $724,591 to the Company under such and similar prior agreements.

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●	InvestBio, Inc. (“InvestBio”) was a wholly-owned subsidiary of AWLD until it was spun-off to AWLD stockholders, effective September 30, 2010. The owners of more than 5% of InvestBio are Scott Mathis and Ralph Rybacki. The Board of Directors of InvestBio consists of Scott Mathis, Julian Beale and Peter Lawrence. The Company has an expense sharing agreement with InvestBio to provide office space and other clerical services. The Company was entitled to receive reimbursements of general and administrative expenses in the amount of $10,640 during the year ended December 31, 2017 as a result of the agreement. InvestBio owed $396,116 to the Company under the expense sharing agreement as of December 31, 2017 of which $396,000 is deemed unrecoverable and written off.

●	DPEC Capital paid regular brokerage commissions to its registered representatives according to the standard firm payout schedule, which includes the allocation of earned warrants. On January 7, 2017, in connection with the sale of its equity securities, the Company issued five-year warrants to its subsidiary, DPEC Capital who acted as placement agent, for the purchase of 2,500 shares of its common stock at $2.00 per share. On January 17, 2017, due to the refund to an investor, warrants to purchase 250 shares of common stock and commissions in the amount of $500 were returned by DPEC Capital, Inc. to the Company. The total value of the 2,250 warrants was $1,105. The Company recorded $1,105 of stock-based compensation expense for the year ending December 31, 2017, related to the issuance of warrants, which is recorded within general and administrative expenses in the consolidated statements of operations.

●	Accounts receivable – related parties, a net of $851,016 at December 31, 2017 represents the net realizable value of advances made to related, but independent, entities under common management, of which $451,201 represents amounts owed to the Company in connection with expense sharing agreements as described elsewhere in the proxy materials and our Annual Report.

Employment Agreements

See the Executive Compensation section of this Proxy Statement for a discussion of the employment agreement between the Company and Mr. Mathis.

Director Independence

After the Annual Meeting, it is expected that Mr. Griffin, similar to Messrs. Dumont and Moel, will join the Board at such time that the Company’s common stock is formally uplisted to Nasdaq. The Company’s Board will continue to consist of Messrs. Mathis, Beale and Lawrence with Messrs. Dumont and Moel joining the Board at such time that the Company’s common stock is formally uplisted to Nasdaq.

The Company utilizes the definition of “independent” as it is set forth in Section 5062(a)(2) of the Nasdaq Rules. Further, the Board considers all relevant facts and circumstances in its determination of independence of all members of the board (including any relationships). Based on the foregoing criteria, Messrs. Beale, Dumont, Lawrence, Moel and Griffin would all be considered independent directors and were confirmed as such by the Board of Directors.

Involvement in Certain Legal Proceedings

During the past ten years, except as provided below, none of the persons serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the CFTC to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.

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FINRA Enforcement Action (2004-2015): In May 2007, InvestPrivate (now known as DPEC Capital), Scott Mathis and two other InvestPrivate officers entered into a settlement of a disciplinary action filed in May 2004 by the NASD (now known as FINRA), the regulatory body that had primary jurisdiction over InvestPrivate. As part of the settlement, the NASD expressly withdrew numerous allegations and charges, and also resolved almost all of the remaining charges in the case. Mr. Mathis received a 30-day suspension from acting in a principal capacity for InvestPrivate, and InvestPrivate was suspended for 60 days from accepting new engagements to offer private placements. The settling parties paid fines totaling $215,000, and InvestPrivate was also required to engage an independent consultant to evaluate InvestPrivate’s practices and procedures relating to private placement offerings, and to make necessary changes in response to the consultant’s recommendations.

While the settlement with the NASD resolved most of the issues in the case, a few remaining charges were not resolved, namely, whether Mr. Mathis inadvertently or willfully failed to properly make certain disclosures on his personal NASD Form U-4, specifically, the existence of certain federal tax liens on his Form U4 during the years 1996-2002.

In December 2007, the FINRA Office of Hearing Officers (“OHO”) held that Mr. Mathis negligently failed to make certain disclosures on his Form U4 concerning personal tax liens, and to have willfully failed to make other required U4 disclosures regarding those tax liens. (All of the underlying tax liabilities were paid in 2003 so the liens were released in 2003.) Mr. Mathis received a three-month suspension, and a $10,000 fine for the lien nondisclosures. With respect to other non-willful late U4 filings relating to two customer complaints, he received an additional 10-day suspension (to run concurrently) plus an additional $2,500 fine. The suspension was completed on September 4, 2012, and all fines have been paid.

Mr. Mathis has never disputed that he failed to make or timely make these disclosures on his Form U4; he only disputed the willfulness finding. He appealed the decision (principally with respect to the willfulness issue) to the FINRA National Adjudicatory Council (“NAC”). In December 2008, NAC affirmed the OHO decision pertaining to the “willful” issue, and slightly broadened the finding. Thereafter, Mr. Mathis appealed the NAC decision to the Securities and Exchange Commission and thereafter to the U.S. Court of Appeals. In each instance, the decision of the NAC was affirmed.

While under FINRA’s rules, the finding that Mr. Mathis was found to have acted willfully subjects him to a “statutory disqualification,” in September 2012, Mathis submitted to FINRA an application on Form MC-400 in which he sought permission to continue to work in the securities industry notwithstanding the fact that he is subject to a statutory disqualification. That application was approved in April 2015. Mr. Mathis no longer acts as a broker dealer and Algodon no longer partakes in any broker dealer operations.

Section 16(a) Beneficial Ownership Reporting Compliance:

Section 16 of the Exchange Act requires that reports of beneficial ownership of common stock and changes in such ownership be filed with the Securities and Exchange Commission by Section 16 “reporting persons,” including directors, certain officers, holders of more than 10% of the outstanding common stock and certain trusts of which reporting persons are trustees. We are required to disclose in our Annual Report each reporting person whom we know to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended December 31, 2017. To our knowledge, based solely on a review of copies of Forms 3, 4 and 5 filed with the Securities and Exchange Commission and written representations that no other reports were required, during the fiscal year ended December 31, 2017 our officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except that Mr. Beale has not yet filed a Form 4 related to stock options granted to him in December 2017

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Corporate Governance

In considering its corporate governance requirements and best practices, Algodon looks to the NYSE Market Corporate Governance Guide, which is available through the internet at https://www.nyse.com/cgguide, in addition to the Nasdaq Listed Company manual, which is available through the internet at http://nasdaq.cchwallstreet.com/.

Board Leadership Structure

The Board does not have an express policy regarding the separation of the roles of Chief Executive Officer and Board Chairman as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has not designated a lead independent director. Currently, Scott Mathis serves as both the Company’s Chief Executive Officer and Chairman of the Board. As Chief Executive Officer, Mr. Mathis is involved in the day-to-day operations of the Company and also provides strategic guidance on the Company’s operations. The Board believes Mr. Mathis’s experience and knowledge are valuable in the oversight of both the Company’s operations as well as with respect to the overall oversight of the Company at the Board level. The Board believes that this leadership structure is appropriate as Mr. Mathis is intimately knowledgeable with the Company’s current and planned operations.

Role of the Board and the Audit Committee in Risk Oversight

While management is charged with the day-to-day management of risks that Algodon faces, the Board of Directors, and the Audit Committee of the Board, have been responsible for oversight of risk management. The full Board, and the Audit Committee since it was formed, have responsibility for general oversight of risks facing the Company. Specifically, the Audit Committee will review and assess the adequacy of Algodon’s risk management policies and procedures with regard to identification of Algodon’s principal risks, both financial and non-financial, and review updates on these risks from the Chief Financial Officer and the Chief Executive Officer. The Audit Committee will also review and assess the adequacy of the implementation of appropriate systems to mitigate and manage the principal risks.

Review and Approval of Transactions with Related Parties

On April 15, 2015, the Board adopted a policy requiring that disinterested directors approve transactions with related parties which are not market-based transactions. The Board of Directors had been following this policy on an informal basis before.

Generally, the Board of Directors will approve transactions only to the extent the disinterested directors believe that they are in the best interests of Algodon and on terms that are fair and reasonable (in the judgment of the disinterested directors) to Algodon.

Audit Committee

The Board of Directors established the Audit Committee on April 15, 2015, in accordance with Section 3(a)(58)(A) of the Exchange Act and NYSE MKT Rule 803(B) as modified for smaller reporting companies by NYSE MKT Rule 801(h). The Audit Committee was established to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. The members of our Audit Committee are Messrs. Beale and Lawrence. On May 14, 2015, Mr. Lawrence was appointed chairman of the Audit Committee. On August 11, 2015, the Board of Directors determined that Messrs. Beale and Lawrence were independent under SEC Rule 10A-3(b)(1). The Board has determined that all current members of the Audit Committee are “financially literate” as interpreted by the Board in its business judgment. No members of the Audit Committee have been qualified as an audit committee financial expert, as defined in the applicable rules of the SEC because the Board believes that the Company’s status as a smaller reporting company does not require expertise beyond financial literacy. The Audit Committee has met at least quarterly from November 2016 through November 2017.

The Audit Committee expects to meet periodically with our independent accountants and management to review the scope and results of the annual audit and to review our financial statements and related reporting matters prior to the submission of the financial statements to the Board. In addition, the Audit Committee expects to meet with the independent auditors at least on a quarterly basis to review and discuss the annual audit or quarterly review of our financial statements. As permitted by the Company’s Audit Committee Charter currently in effect, the Board consisting of Mr. Mathis and Mr. Lawrence have met and approved the Annual Report on Form 10-K as filed with the SEC on March 30, 2018 including audited financials, as well as met and approved the Quarterly Report on Form 10-Q as filed with the SEC on May 15, 2018 including unaudited financials.

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We have established an Audit Committee Charter that deals with the establishment of the Audit Committee and sets out its duties and responsibilities. The Audit Committee is required to review and reassess the adequacy of the Audit Committee Charter on an annual basis. The Audit Committee Charter is available on our Company website at http://www.algodongroup.com.

No Nominating Committee

Algodon has not established a nominating committee. However, on March 24, 2015 the Board adopted Nomination Guidelines effective April 15, 2015. Nominating decisions are made by the independent directors. Eligible stockholders may nominate a person to the Board of Directors based on the procedure set forth in the Nomination Guidelines.

No Compensation Committee or Compensation Consultant

Algodon has not established a compensation committee. Under the NYSE MKT Rule 805(a), if there is no compensation committee, compensation of the CEO (being Mr. Mathis) must be determined, or recommended to the Board for determination, by a majority of independent directors on its Board of Directors. The CEO may not be present during voting or deliberations for his compensation.

NYSE MKT Rule 805(c)(1) enhances the independence requirements for directors in connection with compensation decisions by requiring that the directors “consider all factors specifically relevant to determining whether a director has a relationship to the listed company which is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member.” The Board of Directors has operated based on a belief that Messrs. Beale and Lawrence were independent under this requirement.

Although NYSE MKT Rule 805(c)(3)(i) provides that the Compensation Committee may (in its discretion, not Board discretion) retain compensation consultants, independent legal counsel, and other advisors, the independent directors acting as the compensation committee have not decided to do so. On March 24, 2015, our Board adopted Compensation Guidelines effective April 15, 2015. Our Compensation Guidelines is posted at our website: www.algodongroup.com.

Code of Business Conduct and Whistleblower Policy

On March 24, 2015, our Board of Directors adopted a Code of Business Conduct and Whistleblower Policy effective April 15, 2015 (the “Code of Conduct”). The Code of Conduct applies to all of our officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. Our Code of Conduct establishes standards and guidelines to assist our directors, officers, and employees in complying with both the Company’s corporate policies and with the law and is posted at our website: www.algodongroup.com.

Insider Trading Policy

On March 24, 2015, our Board of Directors adopted an Insider Trading Policy effective April 15, 2015. The Insider Trading Policy applies to all of our officers, directors, and employees. Our Insider Trading Policy is posted at our website: www.algodongroup.com.

Stockholder Communications to the Board

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Secretary, Algodon Wines & Luxury Development Group, Inc., 135 Fifth Ave., 10th Floor, New York, NY 10010. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Secretary will review all communications before forwarding them to the appropriate Board member.

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Meetings of the Board and Committees; Attendance at the Annual Meeting

The Board of Directors held four formal meetings either in person or via telephone during the fiscal year ended December 31, 2017 and acted by unanimous written consent nine times during 2017. The Board has held three meetings thereafter through the date of this Proxy Statement and acted by unanimous written consent one time. None of the incumbent directors attended fewer than 75% of the aggregate of the total number of Board meetings during fiscal 2017. In addition, regular communications were maintained throughout 2017 among all of the officers and directors of the Company.

Board members are not required to attend the Annual Meeting. This Annual Meeting is the Company’s second time hosting an annual meeting.

Executive Compensation

The following table sets out the compensation received for the fiscal years ending December 31, 2016 and December 31, 2017 in respect to the individual who served as the Company’s chief executive officer during those fiscal years, as well as the Company’s most highly compensated executive officers (collectively referred to herein as the “NEOs”):

Summary Compensation Table for Executive Officers
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (1) ($)	All Other Compensation ($)	Total ($)
Scott L. Mathis(2)	2017	426,164	-	-	97,243	-	523,407
Chairman of the Board and Chief Executive Officer	2016	404,713	-	-		-	404,713

Maria I Echevarria(3)	2017	150,000	35,000	-	16,407	-	201,407
Chief Financial Officer and Chief Operating Officer	2016	150,00	25,000	-		-	175,000

(1)	Represents the grant date full fair value of compensation costs of stock options granted during the respective year for financial statement reporting purposes, using the Black-Scholes option pricing model. Assumptions used in the calculation of these amounts are included in the Company’s consolidated financial statements. Refer to the Outstanding Equity Awards at Fiscal Year End schedule regarding option details on an award-by-award basis.

(2)	On September 28, 2015, we entered into a new employment agreement with Scott Mathis, our CEO. Among other things, the agreement provides for a three-year term of employment at an annual salary of $401,700 (subject to a 3% cost-of-living adjustment per year), bonus eligibility, paid vacation and specified business expense reimbursements. The agreement sets limits on the Mr. Mathis’ annual sales of AWLD common stock. Mr. Mathis is subject to a covenant not to compete during the term of the agreement and following his termination for any reason, for a period of twelve months. Upon a change of control (as defined by the agreement), all of Mr. Mathis’ outstanding equity-based awards will vest in full and his employment term resets to two years from the date of the change of control. Following Mr. Mathis’s termination for any reason, Mr. Mathis is prohibited from soliciting Company clients or employees for one year and disclosing any confidential information of AWLD for a period of two years. The agreement may be terminated by the Company for cause or by the CEO for good reason, in accordance with the terms of the agreement.

(3)	Maria Echevarria was appointed Chief Financial Officer, Chief Operating Officer, Secretary and Compliance Officer effective April 13, 2015.

The Board of Directors, acting in lieu of a compensation committee, is charged with reviewing and approving the terms and structure of the compensation of the Company’s executive officers. To date, the Company has not retained an independent compensation consultant to assist the Company in reviewing and analyzing the structure and terms of the compensation payable to the Company’s executive officers.

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The Company considers various factors when evaluating and determining the compensation terms and structure of its executive officers, including the following:

1.	The executive’s leadership and operational performance and potential to enhance long-term value to the Company’s stockholders;
2.	The Company’s financial resources, results of operations, and financial projections;
3.	Performance compared to the financial, operational and strategic goals established for the Company;
4.	The nature, scope and level of the executive’s responsibilities;
5.	Competitive market compensation paid by other companies for similar positions, experience and performance levels; and
6.	The executive’s current salary, the appropriate balance between incentives for long-term and short-term performance.

Company management is responsible for reviewing the base salary, annual bonus and long-term compensation levels for other Company employees, and the Company expects this practice to continue going forward. The entire Board of Directors remains responsible for significant changes to, or adoption, of new employee benefit plans.

The Company believes that the compensation environment for qualified professionals in the industry in which we operate is highly competitive. In order to compete in this environment, the compensation of our executive officers is primarily comprised of the following four components:

●	Base salary;
●	Stock option awards and/or equity based compensation;
●	Discretionary cash bonuses; and
●	Other employment benefits.

Base Salary. Base salary, paid in cash, is the first element of compensation to our officers. In determining base salaries for our key executive officers, the Company aims to set base salaries at a level we believe enables us to hire and retain individuals in a competitive environment and to reward individual performance and contribution to our overall business goals. The Board of Directors believes that base salary should be relatively stable over time, providing the executive a dependable, minimum level of compensation, which is approximately equivalent to compensation that may be paid by competitors for persons of similar abilities. The Board of Directors believes that base salaries for our executive officers (not including our chief executive officer) are appropriate for persons serving as executive officers of public companies similar in size and complexity similar to the Company.

On September 28, 2015, we entered into a new employment agreement with Scott Mathis, our CEO. Among other things, the agreement provides for a three-year term of employment at an annual salary of $401,700 (subject to a 3% cost-of-living adjustment per year), bonus eligibility, paid vacation and specified business expense reimbursements. Further details are provided below under Employment Agreements. The Company’s other executive officer, Ms. Echevarria, does not have a written employment agreement but receives a base salary as noted above, believed to be in accordance with industry standards and norms.

Stock Option Plan Benefits – Each of the Company’s executive officers is eligible to be granted awards under the Company’s equity compensation plans. The Company believes that equity based compensation helps align management and executives’ interests with the interests of our stockholders. Our equity incentives are also intended to reward the attainment of long-term corporate objectives by our executives. We also believe that grants of equity-based compensation are necessary to enable us to be competitive from a total remuneration standpoint. At the present time, we have two equity incentive plans for our management and employees. The first is the 2008 Equity Incentive Plan, the second is the 2016 Equity Incentive Plan, and the third is the 2018 Equity Incentive Plan. Almost all shares of common stock reserved for issuance in connection with awards under the 2008 Equity Incentive Plan have been or were utilized in conjunction with existing, expired or cancelled awards of stock options. The 2008 Equity Incentive Plan is set to terminate in August of 2018, and the Company will not issue any additional options under the 2008 Equity Incentive Plan prior to the termination date. There are 35,110 shares of common stock that remain reserved for issuance in connection with awards under the 2016 Equity Incentive Plan, however, no additional stock options will be granted under the 2016 Equity Incentive Plan.

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We have no set formula for granting awards to our executives or employees. In determining whether to grant awards and the amount of any awards, we take into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations, and the total compensation package.

The Company has granted each of its executive officers stock options, as outlined below.

Discretionary Annual Bonus. Discretionary cash bonuses are another prong of our compensation plan. The Board of Directors believes that it is appropriate that executive officers and other employees have the potential to receive a portion of their annual cash compensation as a cash bonus to encourage performance to achieve key corporate objectives and to be competitive from a total remuneration standpoint.

We have no set formula for determining or awarding discretionary cash bonuses to our other executives or employees. In determining whether to award bonuses and the amount of any bonuses, we have taken and expect to continue to take into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations, and the total compensation package, as well as the Company’s overall performance including cash flow and other operational factors.

The employment agreement we have entered into with Mr. Mathis provides that he is eligible to receive a discretionary cash bonus, to be determined by the Board of Directors. After the end of our 2017 fiscal year, the Board of Directors did not award any cash bonuses to Mr. Mathis.

Other Compensation/Benefits. Another element of the overall compensation is through providing our executive officers various employment benefits, such as the payment of health and life insurance premiums on behalf of the executive officers. Our executive officers are also eligible to participate in our 401(k) plan on the same basis as other employees and the Company historically has made matching contributions to the 401(k) plan, including for the benefit of our executive officers.

Employment Agreements

We have entered into an employment agreement with the Company’s Chief Executive Office, Scott L. Mathis.

Scott Mathis - On September 28, 2015, the Company entered into a new employment agreement with its CEO (the “Employment Agreement”). Among other things, the Employment Agreement provides for a three-year term of employment at an annual salary of $401,700 (subject to a 3% cost-of-living adjustment per year), bonus eligibility, paid vacation and specified business expense reimbursements. The Employment Agreement sets limits on the CEO’s annual sales of Algodon common stock. The CEO is subject to a covenant not to compete during the term of the Employment Agreement and following his termination for any reason, for a period of twelve months. Upon a change of control (as defined by the Employment Agreement), all of the CEO’s outstanding equity-based awards will vest in full and his employment term resets to two years from the date of the change of control. Following the CEO’s termination for any reason, the CEO is prohibited from soliciting Company clients or employees for one year and disclosing any confidential information of Algodon for a period of two years.

The Employment Agreement sets forth the terms whereby Mr. Mathis could be terminated by the Company for cause, in accordance with the terms of the Employment Agreement. Should he be terminated without cause, he will be entitled to receive his then-current base salary for a period of twelve months, plus all of the benefits or payments in respect of such benefits provided for under the Employment Agreement.

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Stock Option, Stock Awards and Equity Incentive Plans

In accordance with the Company’s 2008 and 2016 Equity Incentive Plans, the Company granted certain of its executive officers stock options during the Company’s 2017 fiscal year; no other equity based awards were granted to executive officers during the fiscal year.

The following table sets forth the outstanding equity awards for each named executive officer at December 31, 2017.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date
Scott L. Mathis	25,000		-		2.48	4/15/2018
	1,000,000		-		2.48	6/30/2018
	406,250	(1)	93,750	(1)	2.48	8/27/2019
	150,000		-		2.48	8/27/2019
	912,432	(2)	547,458	(2)	2.20	6/8/2020
	-	(3)	300,000	(3)	1.10	11/17/2022
Maria I. Echevarria	93,750	(4)	56,250	(4)	2.20	6/8/2020
	-	(5)	50,000	(5)	1.10	12/17/2022

(1)	On August 27, 2014, Mr. Mathis was granted an option to acquire 500,000 shares of the Company’s common stock, of which 31,250 shares underlying the option vested on November 27, 2014 and 31,250 shares vest every three months thereafter.

(2)	On June 8, 2015, Mr. Mathis was granted an option to acquire 1,459,890 shares of the Company’s common stock, of which 364,794 shares underlying the option vest on June 8, 2016, and 91,243 shares vest every three months thereafter.

(3)	On November 17, 2017, Mr. Mathis was granted an option to acquire 300,000 shares of the Company’s common stock, of which 75,000 shares underlying the option vest on December 17, 2018, and 18,750 shares vest every three months thereafter.

(4)	On June 8, 2015, Ms. Echevarria was granted an option to acquire 150,000 shares of the Company’s common stock, of which 37,500 shares underlying the option vest on June 8, 2016, and 9,375 shares vest every three months thereafter.

(5)	On December 17, 2017, Ms. Echevarria was granted an option to acquire 50,000 shares of the Company’s common stock, of which 12,500 shares underlying the option vest on December 17, 2018, and 3,125 shares vest every three months thereafter.

Compensation of Directors

Since its founding, the Company has compensated the non-employee members of its Board of Directors only with grants of stock options. In 2017, the Company granted both to Mr. Lawrence and to Mr. Beale an option to acquire 50,000 shares of the Company’s common stock at a price of $1.10 per share, which were neither vested nor exercisable as of December 31, 2017.

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Director Compensation

The following table sets forth compensation received by our non-employee directors:

		Director Compensation
		Fees Earned or Paid in Cash	Bonus	Stock Awards	Option Awards(1)	Total
	Year	($)	($)	($)	($)	($)
Peter Lawrence (2)	2017	-	-	-	16,207	16,207

Julian Beale (3)	2017	-	-	-	16,207	16,207

(1)	Represents the grant date full fair value of compensation costs of stock options granted during the respective year for financial statement reporting purposes, using the Black-Scholes option pricing model. Assumptions used in the calculation of these amounts are included in the Company’s consolidated financial statements, [VBB: these are the numbers in the 10-K, do we not use the strike price?

(2)	On December 17, 2017, the Company granted Mr. Lawrence an option to acquire 50,000 shares of the Company’s common stock at a price of $1.10 per share, none of which vested in 2017.

(3)	On December 17, 2017, the Company granted Mr. Beale an option to acquire 50,000 shares of the Company’s common stock at a price of $1.10 per share, none of which vested in 2017.

Frequency of the Advisory Vote on Executive Compensation

At the 2017 Annual Meeting of Stockholders, the Board of Directors included an advisory stockholder vote regarding named executive officer compensation. The next required advisory vote regarding the frequency of an advisory vote on named executive officer compensation will be at the Annual Meeting of Stockholders to be held in 2020.

Risks of Compensation Programs

The Company’s equity-based compensation is performance based in that the issued stock options become valuable as the stockholders’ returns (measured by stock price) increase. Furthermore, in all cases, options granted to the Company’s employees are time-based vesting. The Company believes that this vesting, coupled with the internal controls and oversight of the risk elements of its business, have minimized the possibility that the compensation programs and practices will have a material adverse effect on the Company and its financial, and operational, performance.

As described above, the Board of Directors has general oversight responsibility with respect to risk management and exercises appropriate oversight to ensure that risks are not viewed in isolation and are appropriately controlled. The Company’s compensation programs are designed to work within this system of oversight and control, and the Board considers whether these compensation programs reward reasonable risk-taking and achieve the proper balance between the desire to appropriately reward employees and protecting the Company.

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PROPOSAL NO. 2:

RATIFICATION OF THE APPOINTMENT OF MARCUM LLP

The Board of Directors has selected the accounting firm of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the 2018 fiscal year. We are asking our stockholders to ratify the selection of Marcum as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Marcum to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice.

If our stockholders fail to ratify the selection, it will be considered as a direction to the Board to consider the selection of a different firm. The Board considers Marcum to be well qualified to serve as the independent auditors for the Company and Marcum has experience since 2010 in doing so. However, even if the selection is ratified, the Board of Directors in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. To the Company’s knowledge, a representative from Marcum is not expected to be present at the Annual Meeting.

Fees Billed By Independent Accounting Firm

The following table sets forth the aggregate fees billed to the Company by Marcum, LLP, its independent registered public accounting firm, for the years ended December 31, 2017 and 2016:

	2017	2016

Audit fees (1)	$235,000	$227,500
Audit-related fees	13,000	5,000
Tax fees	27,500	27,500
Other fees		—
	$275,500	$260,000

(1)	Represents fees associated with the audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2017 and 2016, and the reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q during 2017 and 2016.

Pre-Approval Policies and Procedures

The Audit Committee Charter provides that the Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent public accountants, and pre-approves all audit services and permissible non-audit services to be provided to the Company by the independent public accountants. The Audit Committee may, in its discretion, delegate the authority to pre-approve all audit services and permissible non-audit services to the Chairman of the Audit Committee provided the Chairman reports any delegated pre-approvals to the Audit Committee at the next meeting thereof. The Audit Committee has not, however, adopted any specific policies and procedures for the engagement of non-audit services.

The Board of Directors approved Marcum performing our audit for the 2016 and 2017 fiscal years and approved Marcum performing our audit for the 2018 fiscal year.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

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PROPOSAL NO. 3

REVERSE STOCK SPLIT

The Board of Directors is considering applying to list Algodon’s common stock ($0.01 par value, 80,000,000 shares authorized, referred to herein as the “Common Stock”) on a national exchange, such as the Nasdaq. One of the requirements under one of the alternative processes for listing on the Nasdaq is that at the time the listing becomes effective, a company’s stock must initially trade at or above $3.00 per share. The Board of Directors believes that a reverse stock split will assist in achieving a price for Algodon Common Stock at or above the $3.00 per share requirement. Therefore, the Board unanimously approved a reverse stock split of all the outstanding shares of Algodon’s Common Stock at an exchange ratio ranging from one post-split share for two pre-split shares (1:2) up to one post-split share for six pre-split shares (1:6), or anywhere between those ratios, at the Board’s discretion (the “Reverse Stock Split”) and approved an amendment to Article IV of Algodon’s Amended and Restated Certificate of Incorporation to effect such Reverse Stock Split. The Board noted that it will only effect the Reverse Stock Split in conjunction with a listing on a national exchange. It should be noted that this proposal was presented and approved at the 2017 Annual Meeting of the Stockholders. It is being presented again this year in order to reauthorize the Board of Director’s discretion as Algodon continues to seek authorization to list on a national exchange.

Except for adjustments that may result from the treatment of fractional shares, which will be rounded up to the nearest whole number, each stockholder will beneficially hold the same percentage of Common Stock immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. Also, proportionate adjustments will be made to the per-share exercise price and the number of shares covered by outstanding options and warrants to buy Common Stock, so that the total prices required to be paid to fully exercise each option and warrant before and after the Reverse Stock Split will be approximately equal. Further, with respect to the Company’s Series B preferred stock, proportionate adjustments will be made to the common stock conversion and voting rights features of that stock to fairly reflect the effect of the Reverse Stock Split.

The Board does not intend as part of the Reverse Stock Split to reduce the amount of the Company’s authorized shares of Common Stock (or of its Series B preferred stock). As of July 18, 2018, the Company has a total of 80,000,000 shares of Common Stock authorized and 46,003,824 shares issued, leaving 33,996,176 shares available for issuance, not including shares reserved for issuance upon conversion of Series B preferred stock, or exercise of warrants or options, or any other convertible security. As a result, the number of unissued, available authorized shares of Common Stock will increase, as reflected in the following table as if the Reverse Stock Split were to occur on July 18, 2018:

Ratio	Authorized	Issued pre- Reverse Stock Split	Issued post- Reverse Stock Split	Increase in post- Reverse Stock Split Authorized and Unissued Shares*
1:2	80,000,000	46,003,824	23,001,912	23,001,912
1:3	80,000,000	46,003,824	15,334,608	30,669,216
1:4	80,000,000	46,003,824	11,500,956	34,502,868
1:6	80,000,000	46,003,824	7,667,304	38,336,520

*Does not reflect shares reserved for issuance upon conversion of Series B Preferred Stock, exercise of warrants or options, or any other convertible security.

The increase in the number of shares of Common Stock available for issuance and any subsequent issuance of such shares could have the effect of delaying or preventing a change in control of Algodon without further action by the stockholders. The Board is not aware of any attempt to take control of Algodon and has not presented this proposal with the intention that the Reverse Stock Split be used as a type of antitakeover device. Any additional common and preferred stock, when issued, would have the same rights and preferences as the shares of common and preferred stock presently outstanding.

The additional authorized common stock will be available for issuance by the Board for stock splits or stock dividends, acquisitions, raising additional capital, conversion of Algodon debt into equity, stock options or other corporate purposes. Algodon has no plans for the use of any additional shares of common stock except in connection with the exercise of currently outstanding options and warrants. Algodon does not anticipate that it would seek authorization from the stockholders for issuance of such additional shares unless required by applicable law or regulation.

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Additional Reasons for the Reverse Stock Split

In addition to the achievement of a stock price required for listing on a national exchange there are additional reasons the Board believes the Reverse Stock Split will be beneficial to Algodon. One is that the Board believes that the increased market price of the Common Stock expected as a result of implementing the Reverse Stock Split will improve the marketability of the Common Stock and will encourage interest and trading in the Common Stock by brokerage houses and institutions that are not currently able or willing to trade the Common Stock. Because of the trading volatility often associated with low-priced stocks, many potential investors have internal policies and practices that either prohibit them from investing in low-priced stocks or that tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, low-priced stocks not listed on an exchange are subject to the additional broker-dealer disclosure requirements and restrictions found in SEC Rule 15g-6.

It should be noted that the liquidity of the Common Stock may be adversely affected by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split. The Board anticipates, however, that the expected higher market price and (if successful) exchange listing will mitigate, to some extent, the effects on the liquidity through the anticipated increase in marketability discussed above.

The Board understands that there is a risk that the market price for the Common Stock may not react proportionally to the Reverse Stock Split. For example, if Algodon accomplishes a 1:3 Reverse Stock Split at a time when the market price is $1.50 per share, there can be no assurance that the resulting market price will thereafter remain at or above $4.50 per share (three times the previous market price).

The Board confirms that the contemplated reverse stock split is not and will not be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Based upon the foregoing factors and understanding the risks, the Board has determined that the Reverse Stock Split is in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO give THE Board of Directors discretion (if necessary to effect a listing of Algodon’s common stock on a national exchange) on or before June 30, 2019, to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-SIX (1:6), or anywhere between, while maintaining the number of authorized shares of Common Stock.

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PROPOSAL NO. 4

RATIFICATION OF 2018 EQUITY INCENTIVE PLAN

On July ___, 2018, the Board of Directors adopted the 2018 Equity Incentive Plan (the “2018 Plan”). Under the 2018 Plan, 1,224,308 shares of common stock of the Company are authorized for issuance, with an automatic annual increase on January 1 of each year equal to 2.5% of the total number of shares of common stock outstanding on such date, on a fully diluted basis. As of December 31, 2017, there were zero shares available for issuance under the 2018 Plan, as it had not yet been adopted by the Board.

The Board seeks stockholder approval of the 2018 Plan in order to meet the stockholder approval requirements of the Nasdaq Stock Market. In addition, we regard stockholder approval of the 2018 Plan as desirable and consistent with corporate governance best practices.

Summary of the Plan

The following is a summary of principal features of the 2018 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2018 Incentive Plan. The 2018 Plan includes two types of options, stock appreciation rights, restricted stock and restricted stock units, performance awards and other stock-based awards. Options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, are referred to as incentive options. Options which are not intended to qualify as incentive options are referred to as non-qualified options.

The 2018 Plan is presently administered and interpreted by the Board of Directors, authority which in the future may be delegated to a compensation committee of the Board. In addition to determining who will be granted options or other awards under the 2018 Plan and what type of awards will be granted, the Board has the authority and discretion to determine when awards will be granted and the number of awards to be granted. The Board also may determine the terms and conditions of the awards; amend the terms and conditions of the awards; how the awards may be exercised whether in cash or securities or other property; establish, amend, suspend, or waive applicable rules and regulations and appoint agents to administer the 2018 Plan; take any action for administration of the 2018 Plan; and adopt modifications to comply with laws of non-U.S. jurisdictions.

Participants in the 2018 Plan consist of Eligible Persons, who are employees, officers, consultants, advisors, independent contractors, or directors providing services to the Company or any affiliate of the Company as determined by the Board. The Board may take into account the duties of persons selected, their present and potential contributions to the success of Company and such other considerations as the Board deems relevant to the purposes of the 2018 Plan.

The exercise price of any option granted under the 2018 Plan must be no less than 100% of the “fair market value” of the Company’s common stock on the date of grant. Any incentive stock option granted under the 2018 Plan to a person owning more than 10% of the total combined voting power of the common stock must be at a price of no less than 110% of the fair market value per share on the date of grant.

All share amounts refer to pre-Reverse Stock Split shares, and those amounts will be adjusted to reflect the reverse stock split if and when implemented.

Awards remain exercisable for a period of six months (but no longer than the original term of the award) after a participant ceases to be an employee or the consulting services are terminated due to death or disability. All restricted stock held by the participant becomes free of all restrictions, and any payment or benefit under a performance award is forfeited and cancelled at time of termination unless the participant is irrevocably entitled to such award at the time of termination, where termination results from death or disability. Termination of service as a result of anything other than death or disability results in the award remaining exercisable for a period of one month (but no longer than the original term of the award) after termination and any payment or benefit under a performance award is forfeited and cancelled at time of termination unless the participant is irrevocably entitled to such award at the time of termination. All restricted stock held by the participant becomes free of all restrictions unless the participant voluntarily resigns or is terminated for cause, in which event the restricted stock is transferred back to the Company.

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The Board may amend, alter, suspend, discontinue or terminate the 2018 Plan at any time; provided, however, that, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval: (i) violates the rules or regulations of the Financial Industry Regulatory Authority, Inc. (FINRA) or any other securities exchange that are applicable to the Company; (ii) causes the Company to be unable, under the Internal Revenue Code, to grant incentive stock options under the 2018 Plan; (iii) increases the number of shares authorized under the 2018 Plan other than the 2.5% increase per year; or (iv) permits the award of options or stock appreciation rights at a price less than 100% of the fair market value of a share on the date of grant of such award, as prohibited by the 2018 Plan or the repricing of options or stock appreciation rights, as prohibited by the 2018 Plan.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2018 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options. Generally, there is no taxation upon the grant of a nonstatutory stock option if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding taxes. The optionholder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the optionholder’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.

New Plan Benefits

The Board approved the 2018 Plan on _______ and since adoption, no options have been granted to directors, officers and employees of the Company under 2018 Plan. Other than the previously granted options set forth in the table below, equity-based or cash compensation awards to be granted in the future to eligible individuals, including current and future employees, officers and directors, under the 2018 Plan cannot be determined at this time, as actual awards will be made at the discretion of the Board of Directors.

New Plan Benefits

Name and Position	Number of Shares

Scott L. Mathis, Chief Executive Officer and Chairman of the Board	—

Maria Echevarria, Chief Financial Officer	—

Executive Officers as a Group	—

Julian Beale, Director	—

Peter J.L. Lawrence, Director	—

Non-employee Directors as a Group	—

Non-Executive Officer Employee Group	—

Director Nominees	—

Total	—

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPANY’S 2018 EQUITY INCENTIVE PLAN.

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PROPOSAL NO. 5:

Change of Company Name

Overview

Our Amended and Restated Certificate of Incorporation currently specifies the Company’s name as “Algodon Wines & Luxury Development Group, Inc.” On July 3, 2018, the Board of Directors adopted a resolution, subject to stockholder approval, to amend the Amended and Restated Certificate of Incorporation to change our name to “Algodon Group, Inc.” Should this amendment be approved by the stockholders, following the filing of the Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, the Company will begin doing business as Algodon Group, Inc.

Reasons for Name Change

Our priority with a name change is to reflect the strategic focus of the Company’s future business. Currently, the Company’s name implies that the Company only engages in, or is limited to, activities related to premium wines and luxury real estate development. We believe that removing the additional descriptive words in the Company’s name will better convey the Company’s strategy to transition into an increasingly more diverse luxury goods company.

Implementation of Name Change

If the amendment is adopted by the stockholders, Article I of our Amended and Restated Certificate of Incorporation will be amended to read as follows:

“The name of the corporation is Algodon Group, Inc.”

The amendment, if adopted by the stockholders, will become effective on a date selected by the Board of Directors and set forth in a Certificate of Amendment to our Amended and Restated Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware.

Effect on Shareholders

The change of name will not affect in any way the validity or transferability of stock certificates outstanding at the time of the name change, our capital structure or the trading of our common stock on the OTCQB.

Following implementation of the amendment, stockholders may continue to hold their existing stock certificates or receive new certificates reflecting the name change. Stockholders who wish to tender their old stock certificates in exchange for new certificates with the new name should deliver their existing certificates to our transfer agent. Stockholders should not destroy any stock certificates and should not deliver any stock certificates to the transfer agent until after the effectiveness of the name change.

Required Vote

Approval of the amendment of the Company’s Amended and Restated Certificate of Incorporation will require an affirmative vote of a majority of the outstanding voting securities of the Company. Abstentions and instructions withholding authority to vote the amendment of the Company’s Amended and Restated Certificate of Incorporation will count as a vote against the proposal. The amendment of the Company’s Certificate of Incorporation is a “non-routine” matter. Therefore, if you do not instruct your broker how to vote with respect to the change of name and subsequent amendment to Algodon’s Certificate of Incorporation, your broker may not vote with respect to this proposal and those votes will be deemed broker non-votes. Broker non-votes are not counted for the purpose of determining whether to change the Company’s name, and, therefore, will not have the effect of a negative vote with respect to the name change.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AMENDING THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME TO Algodon Group, Inc.

30

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matters that will come before the Annual Meeting.

ANNUAL REPORT ON FORM 10-K AND ADDITIONAL INFORMATION

Annual Report

Available with this Proxy Statement on the internet (and available by mail if a stockholder has made such a request) is the Company’s 2017 Annual Report to Stockholders on Form 10-K.

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s annual report on Form 10-K for the year ended December 31, 2017, and any reports prior to or subsequent to that date.

These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained at the Securities and Exchange Commission at 100 F Street NW, Washington, D.C. 20549.

The Company’s filings with the Securities and Exchange Commission are also available to the public from the SEC’s website, http://www.sec.gov and at the Company’s website, http://www.algodongroup.com. Our Annual Report on Form 10-K for the year ended December 31, 2017, and other reports filed under the Exchange Act, are also available in print to any stockholder at no cost upon request to: Corporate Secretary, Algodon Wines & Luxury Development Group, Inc., 135 Fifth Ave., 10th Floor, New York, NY 10010; tel: (212) 735-7688.

Proxy Materials Are Available on the Internet

The Company is using the internet as the primary means of furnishing proxy materials to certain holders of common stock, however some will receive their proxy materials by mail via the Full Set Delivery method described above. If you have received a Notice of Internet Availability of Proxy Materials, you are receiving proxy materials by internet. We are sending a Notice of Internet Availability of Proxy Materials to you which includes instructions on how to access the proxy materials online or how to request a printed copy of the materials.

We encourage shareholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our annual meetings and reduce the Company’s printing and mailing costs.

A copy of our Form 10-Q for the six months ended June 30, 2018 will be provided when available, without charge, to any person to whom a Notice of Internet Availability or this Proxy Statement is delivered upon written or oral request of such person and by first class mail or other equally prompt means within one business day of such request.

31

ALGODON WINES & LUXURY DEVELOPMENT GROUP, INC.

2018 EQUITY incentive plan

Table of Contents

Section 1.	Purpose	1

Section 2.	Definitions	1

Section 3.	Administration	4

(a)	Power and Authority of the Committee	4
(b)	Delegation	5
(c)	Power and Authority of the Board	5
(d)	Previously Granted Options	5
(e)	Actions Taken in Good Faith	5
(f)	Costs of Administration	6

Section 4.	Shares Available for Awards	6

(a)	Shares Available	6
(b)	Accounting for Awards	6
(c)	Adjustments	7

Section 5.	Eligibility	7

Section 6.	Awards	7

(a)	Options	7
(b)	Stock Appreciation Rights	9
(c)	Restricted Stock and Restricted Stock Units	9
(d)	Performance Awards	10
(e)	Other Stock Grants	10
(f)	Other Stock-Based Awards	10
(g)	General	10

Section 7.	Events Affecting Oustanding Awards	12

(a)	Additional Definitions for this Section	12
(b)	Termination of Service Resulting from Death or Disability	13
(c)	Termination of Service Resulting from Other than Death or Disability	13
(d)	Change in Control	14

Section 8.	Amendment and Termination; Adjustments	15

(a)	Amendments to the Plan	15
(b)	Amendments to Awards	15
(c)	Correction of Defects, Omissions and Inconsistencies	16

Section 9.	Income Tax Withholding	16

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Section 10.	General Provisions	16

(a)	No Rights to Awards	16
(b)	Award Agreements	16
(c)	Plan Provisions Control	16
(d)	No Rights of Stockholders	16
(e)	No Limit on Other Compensation Arrangements	17
(f)	No Right to Employment	17
(g)	Governing Law	17
(h)	Severability	17
(i)	No Trust or Fund Created	17
(j)	Other Benefits	17
(k)	No Fractional Shares	18
(l)	Headings	18
(m)	Section 16 Compliance	18
(n)	Conditions Precedent to Issuance of Shares; Notices	18
(o)	Participant’s Agreement and Acknowledgements Regarding Taxes	18

Section 11.	Section 409A	19

(a)	Time and Form of Payment	19
(b)	Delay in Payment	19
(c)	Key Definitions	20
(d)	Amendments	20

Section 12.	Effective Date of the Plan	20

Section 13.	Term of the Plan	20

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ALGODON WINES & LUXURY DEVELOPMENT GROUP, INC.

2018 EQUITY incentive plan

Section 1. Purpose

The purpose of the Plan is to promote the long-term retention of key employees of the Company and other persons or entities who are in a position to make significant contributions to the success of the Company, to further reward these employees and other persons or entities for their contributions to the Company’s success, to provide additional incentive to these employees and other persons or entities to continue to make similar contributions in the future, and to further align the interests of these employees and other persons or entities with those of the Company’s stockholders. These purposes will be achieved by granting to such employees one or more Awards authorized by the Plan.

Section 2. Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Other Stock Grant or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan. An Award Agreement may be in an electronic medium and must be signed by a representative of the Company and the Participant. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d) “Board” shall mean the Board of Directors of the Company.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f) “Committee” shall mean a committee of Directors designated by the Board to administer the Plan, which shall initially be the Company’s compensation committee. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “Non-Employee Director.” In the absence of any Committee of Non-Employee Directors, the term “Committee” when used herein shall refer to the entire Board.

(g) “Company” shall mean Algodon Wines & Luxury Development Group, Inc., a Delaware corporation, including all current and future subsidiaries, and any successor corporation.

(h) “Director” shall mean a member of the Board, including any Non-Employee Director.

(i) “Eligible Person” shall mean any employee, officer, consultant, advisor, independent contractor or director providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k) “Fair Market Value” shall mean, with respect to any property, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, the Fair Market Value of a Share, as of a given date, shall be determined as follows:

(i) If the Shares are listed on any established stock exchange or traded on a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value of a Share shall be the closing price of a share of Common Stock (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination as reported in The Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee using a reasonable application of a reasonable valuation method.

(l) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to qualify as an “incentive stock option” in accordance with the terms of Section 422 of the Code or any successor provision.

(m) “Non-Employee Director” shall mean any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3.

(n) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

(o) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(p) “Other Stock Grant” shall mean any right granted under Section 6(e) of the Plan.

(q) “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(r) “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(s) “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(t) “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis: sales, revenue, costs, expenses (including expense efficiency ratios and other expense measures), earnings (including one or more of net profit after tax, gross profit, operating profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share, earnings per share from continuing operations, operating income, pre-tax income, operating income margin, net income, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on actual or pro forma assets, net assets, equity, investment, capital and net capital employed), stockholder return (including total stockholder return relative to an index or peer group), stock price, economic value added, cash generation, cash flow, unit volume, working capital, market share, cost reductions and strategic plan development and implementation. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. Pursuant to rules and conditions adopted by the Committee on or before the 90th day of the applicable performance period for which Performance Goals are established, the Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events: asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.

(u) “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(v) “Plan” shall mean the Algodon Wines & Luxury Development Group, Inc., 2018 Equity Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

(w) “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(x) “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(y) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

(z) “Securities Act” shall mean the Securities Act of 1933, as amended.

(aa) “Share” or “Shares” shall mean a share or shares of common stock, $0.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(bb) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3. Administration

(a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:

(i) designate Participants;

(ii) determine the type or types of Awards to be granted to each Participant under the Plan;

(iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award;

(iv) determine the terms and conditions of any Award or Award Agreement;

(v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award;

(vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended;

(vii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan;

(viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan;

(ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and

(x) adopt such modifications, rules, procedures, and sub-plans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions.

Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan, any Award, or any Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award. The Company intends that Awards under the Plan shall avoid application of Section 409A of the Code and thereby avoid any adverse tax results thereunder. The Committee shall administer and interpret the Plan and all Award Agreements in a manner consistent with this intent. In this regard, if any provision of the Plan or an Award Agreement would result in adverse tax consequences under Section 409A of the Code, the Committee may amend that provision (or take any other action reasonably necessary) to avoid any adverse tax results and no action taken to comply with Section 409A of the Code shall be deemed to impair or otherwise adversely affect the rights of any holder of an Award or beneficiary thereof.

(b) Delegation. The Committee may delegate its powers and duties under the Plan to one or more Directors (including a Director who is also an officer of the Company) or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act.

(c) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan. The Board’s approval of a grant of an Award under the Plan, including the names of Participants and the size of the Award, including the number of Shares subject to the Award, shall be reflected in minutes of meetings held by the Board or in written consents signed by members of the Board. Once approved by the Board, each Award shall be evidenced by such written instrument, containing such terms as are required by the Plan and such other terms, consistent with the provisions of the Plan, as may be approved from time to time by the Board.

(d) Previously Granted Options. There are outstanding options for the purchase of Shares granted by the Company to Eligible Persons pursuant to the Company’s existing stock option plans (the “Pre-Existing Plans”). Options which are outstanding under the Pre-Existing Plans as of the effective date of this Plan shall continue to be exercisable and shall be governed by and be subject to the terms of the Pre-Existing Plans and the stock option agreements evidencing their issuance.

(e) Actions Taken in Good Faith. No member of the Committee or Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted under the Plan. Further, except for the express obligations of the Company under the Plan and under Awards granted in accordance with the provisions of the Plan, the Company shall have no liability with respect to any Award, or to any Participant or any transferee of Shares from any Participant, including, but not limited to, any tax liabilities, capital losses, or other costs or losses incurred by any Participant or any such transferee.

(f) Costs of Administration. All costs incurred in connection with the administration and operation of the Plan shall be paid by the Company.

Section 4. Shares Available for Awards

(a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan, excluding shares issued under the Pre-Existing Plans, shall be _____________ Shares, plus an automatic annual increase to be added on January 1 of each year equal to 2.5% of the total number of Shares outstanding on such date (including for this purpose any Shares issuable upon conversion of any outstanding capital stock of the Company).

(i) Any Shares subject to an Award issued under this Plan or the Pre-Existing Plans that are canceled, forfeited or expire prior to exercise or realization, either in full or in part, shall be added to the total number of Shares available for an Award to be made under the Plan.

(ii) Shares to be issued under the Plan must be authorized but unissued Shares.

(iii) Notwithstanding the foregoing, (A) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed the aggregate number of Shares that may be issued under the Plan, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (B) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed 500,000, subject to adjustment as provided in Section 4(c) of the Plan. Shares tendered by Participants as full or partial payment to the Company upon exercise of an Award, and Shares withheld by or otherwise remitted to the Company to satisfy a Participant’s tax withholding obligations with respect to an Award, shall not then become available for issuance under the Plan. Any Shares withheld or otherwise remitted to the Company to satisfy tax withholding obligations, to pay the exercise price of an Award, or Shares of Common Stock subject to a broker-assisted cashless exercise of an Award shall reduce the number of Shares available for issuance under the Plan.

(b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. For Stock Appreciation Rights settled in Shares upon exercise, the aggregate number of Shares with respect to which the Stock Appreciation Right is exercised, rather than the number of Shares actually issued upon exercise, shall be counted against the number of Shares available for Awards under the Plan. Awards that do not entitle the holder thereof to receive or purchase Shares, and Awards that are denominated at the time of grant as payable only in cash and that are settled in cash, shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of

(i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards,

(ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, and

(iii) the purchase price or exercise price with respect to any Award;

provided, however, that no such adjustment shall be made to any Award to the extent that it would, in the view of the Company, cause such Award to be subject to Section 409A of the Code, and the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

Section 5. Eligibility

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards

(a) Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii) Option Term. The term of each Option shall be fixed by the Committee at the time of grant.

(iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made. Without intending to limit the foregoing, if the market price of Shares subject to an Option exceeds the exercise price of the Option at the time of its exercise, the Board may cancel the Option and cause the Company to pay in cash or in Shares to the person exercising the Option an amount equal to the difference between the Fair Market Value of the Shares which would have been purchased pursuant to the exercise (determined on the date the Option is canceled) and the aggregate exercise price which would have been paid.

(iv) Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A) To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options.

(B) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(C) Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

(D) The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(E) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. Each Stock Appreciation Right granted under the Plan shall, upon exercise, confer on the holder the right to receive, as determined by the Committee, cash or a number of Shares equal to the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

(c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock, or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii) Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock.

(iii) Forfeiture. Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a Director (in either case as determined under criteria established by the Committee) during the applicable restriction period, all applicable Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such Performance Goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

(e) Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

(f) Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), as the Committee shall determine.

(g) General

(i) Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law.

(ii) Requirements for Issuance of Shares and Effectiveness of Awards. Except as specifically provided by the Plan or the instrument evidencing an Award, a Participant shall not become a stockholder of the Company until (A) the Participant makes any required payments in respect of the Shares issued or issuable pursuant to the Award; (b) the Participant furnishes the Company with any required agreements, certificates, letters or other instruments; and (c) the Participant actually receives the Shares. Subject to any terms and conditions imposed by the Plan or the instrument evidencing an Award, upon the occurrence of all of the conditions set forth in the immediately preceding sentence, a Participant shall have all rights of a stockholder with respect to such Shares, including, but not limited to, the right to vote such Shares and to receive dividends and other distributions paid with respect to such Shares.

(iii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iv) Forms of Payment under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, or in installments, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

(v) Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the Committee, a Participant may transfer a Non-Qualified Stock Option to any “family member” (as such term is defined in the General Instructions to Form S-8 (or successor to such Instructions or such Form)) at any time that such Participant holds such Option, provided that the Participant may not receive any consideration for such transfer, the “family member” may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer, provided, further, that, if so determined by the Committee and except in the case of an Incentive Stock Option, Awards may be transferable as determined by the Committee. Except as otherwise determined by the Committee (for Awards other than an Incentive Stock Option), each Award or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Except as otherwise determined by the Committee (for Awards other than an Incentive Stock Option), no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(vi) Term of Awards. Subject to Section 6(a)(iv)(C), the term of each Award shall be for such period as may be determined by the Committee.

(vii) Restrictions; Securities Exchange Listing. Notwithstanding any other provision of the Plan, the Company shall not be obligated to deliver any Shares pursuant to the Plan or to remove any restriction from Shares previously delivered under the Plan: (A) until all conditions to the Award have been satisfied or removed; (B) until, in the opinion of counsel to the Company, all applicable federal and state laws and regulations have been complied with; (C) if the Shares are at the time listed on any stock exchange or included for quotation on an inter-dealer system, until the shares to be delivered have been listed or included or authorized to be listed or included on such exchange or system upon official notice or notice of issuance; (D) if it might cause the Company to issue or sell more Shares than the Company is then legally entitled to issue or sell; and (e) until all other legal matters in connection with the issuance and delivery of such Shares have been approved by counsel to the Company.

(viii) Limits on Sale of Shares. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.

(ix) Prohibition on Repricing. Except as provided in Section 4(c) hereof, no Option or Stock Appreciation Right may be amended to reduce its initial exercise price and no Option or Stock Appreciation Right shall be canceled and replaced with an Option or Options or Stock Appreciation Right having a lower exercise price, without the approval of the stockholders of the Company or unless there would be no material adverse effect on the Company’s financial statements as prepared in accordance with Generally Accepted Accounting Principles.

Section 7. Events Affecting Oustanding Awards

(a) Additional Definitions for this Section.

(i) “Change in Control” shall mean the occurrence of any of the following events: (A) One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock; (B) One Person (or more than one Person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 50% or more of the total voting power of the stock of the Company; or (C) A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election.

(ii) “Status Change” shall mean where a Participant ceases to be an Employee or there is a termination of the consulting service or other relationship in respect of which a non-Employee Participant was granted an Award.

(b) Termination of Service Resulting from Death or Disability. If a Participant suffers a Status Change by reason of death or permanent disability (as determined by the Board), the following rules shall apply, unless otherwise determined by the Board:

(i) All Options held by the Participant at the time of such Status Change, to the extent then exercisable, will continue to be exercisable by the Participant’s heirs, executor, administrator or other legal or personal representative, for a period of six months after the Participant’s Status Change. After the expiration of such six month period, all such Options shall terminate. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. All Options held by a Participant at the time of such Status Change that are not then exercisable shall terminate upon such Status Change.

(ii) All Restricted Stock held by the Participant at the time of such Status Change shall immediately become free of all restrictions and conditions.

(iii) Any payment or benefit under a Performance Award to which the Participant was not irrevocably entitled at the time of such Status Change shall be forfeited and the Award canceled as of the time of such Status Change.

(c) Termination of Service Resulting from Other than Death or Disability. If a Participant suffers a Status Change other than by reason of death or permanent disability, the following rules shall apply, unless otherwise determined by the Board at the time of grant of an Award:

(i) All Options held by the Participant at the time of such Status Change, to the extent then exercisable, will continue to be exercisable by the Participant for a period of one month after the Participant’s Status Change. After the expiration of such one month period, all such Options shall terminate. In no event however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. All Options held by a Participant at the time of such Status Change that are not then exercisable shall terminate upon such Status Change.

(ii) All Restricted Stock held by the Participant at the time of such Status Change shall immediately become free of all restrictions and conditions, unless such Status Change results from a voluntary resignation or termination for Cause (as defined herein), in which event all Restricted Stock held by the Participant at the time of the Status Change shall be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be so transferred without any further action by the Participant).

(iii) Any payment or benefit under a Performance Award to which the Participant was not irrevocably entitled at the time of such Status Change shall be forfeited and the Award canceled as of the date of such Status Change.

(iv) A termination by the Company of a Participant’s employment with or service to the Company shall be for “Cause” only if the Board determined that the Participant: (1) was guilty of gross negligence or willful misconduct in the performance of his or her duties for the Company; (2) had failed to perform the requirements of their job position or function in any material respect; (3) had breached or violated, in a material respect, any agreement between the Participant and the Company or any of the Company’s policy statements regarding conflicts-of-interest, insider trading or confidentiality; (4) had committed a material act of dishonesty or breach of trust; (5) had engaged in conduct that was potentially detrimental to the business, reputation, character and standing of the Company; or (6) had committed a felony. Determination of Cause shall be made by the Board in its sole discretion.

(v) For all purposes of this Section 7, if a Participant is an Employee of an Affiliate that ceases to be an Affiliate, then the Participant’s employment with the Company will be deemed to have been terminated by the Company without Cause, unless the Participant is transferred to the Company or another Affiliate. Further, the employment with the Company of a Participant will not be deemed to have been terminated if the Participant is transferred from the Company to an Affiliate, or vice versa, or from one Affiliate of the Company to another.

(d) Change in Control. In the event of a Change in Control, the following rules will apply, unless otherwise expressly provided by the Board at the time of the grant of an Award or unless determined by the Board in accordance with the provisions of this section:

(i) 50% of each unvested outstanding Option shall automatically become exercisable in full six months after the occurrence of such Change in Control or, if sooner, upon a termination by the Company of the Participant’s employment with or service to the Company for any reason other than for Cause. This provision shall not prevent an Option from becoming exercisable sooner where it would otherwise have become exercisable under such Option during such period.

(ii) 50% of each unvested outstanding share of Restricted Stock shall automatically become free of all restrictions and conditions six months after the occurrence of such Change in Control or, if sooner, upon a termination by the Company of the Participant’s employment with or service to the Company for any reason other than for Cause. This provision shall not prevent the earlier lapse of any restrictions or conditions on Restricted Stock that would otherwise have lapsed during such period.

(iii) Conditions on Performance Awards which relate only to the passage of time and continued employment shall automatically terminate six months after the occurrence of such Change in Control or, if sooner, upon a termination by the Company of the participant’s employment with or service to the Company for any reason other than for Cause. This provision shall not prevent the earlier lapse of any conditions relating to the passage of time and continued employment that would otherwise have lapsed during such period. Performance or other conditions (other than conditions relating only to the passage of time and continued employment) shall continue to apply unless otherwise provided in the instrument evidencing the Award or in any other agreement between the Participant and the Company or unless otherwise agreed to by the Board.

(iv) The Board shall have discretion, on a case by case basis, to increase the percentage of unvested outstanding Options or Restricted Stock that shall vest upon a Change in Control.

Section 8. Amendment and Termination; Adjustments

(a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i) violates the rules or regulations of the Financial Industry Regulatory Authority, Inc. (FINRA) or any other securities exchange that are applicable to the Company;

(ii) causes the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan;

(iii) increases the number of shares authorized under the Plan as specified in Section 4(a); or

(iv) permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, as prohibited by Sections 6(a)(i) and 6(b) of the Plan or the repricing of Options or Stock Appreciation Rights, as prohibited by Section 6(g)(ix) of the Plan.

(b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof, except as provided under Section 11 of this Plan.

(c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 9. Income Tax Withholding

In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 10. General Provisions

(a) No Rights to Awards. No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant, or until such Award Agreement is delivered and, if required by the Committee, accepted through any electronic medium in accordance with procedures established by the Committee.

(c) Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d) No Rights of Stockholders. Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant’s legal representative without restrictions thereto.

(e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(f) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or as giving a Director of the Company or an Affiliate the right to continue as a Director or an Affiliate of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause or remove a Director in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a Director of the Company or an Affiliate, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the law of the state of Delaware, without regard to such state’s conflict of law rules.

(h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

(k) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(m) Section 16 Compliance. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons.

(n) Conditions Precedent to Issuance of Shares; Notices.

(i) Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable stock exchange and the laws of the state of Delaware. As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

(ii) All notices with respect to the Plan shall be in writing and shall be hand delivered or sent by certified mail or reputable overnight delivery service, expenses prepaid. Notices to the Company or the Board shall be delivered or sent to the Company’s headquarters to the attention of its Chief Executive Officer. Notices to any Participant or holder of Shares issued pursuant to an Award shall be sufficient if delivered or sent to such person’s address as it appears in the regular records of the Company or the Company’s transfer agent.

(o) Participant’s Agreement and Acknowledgements Regarding Taxes.

(i) By accepting an Award, each Participant agrees that the Company, to the extent permitted or required by law, shall have the right (but not the obligation) to deduct a sufficient number of shares or money due to the Participant upon exercise of an Option or an Stock Appreciation Right or the grant of Restricted Stock or a Restricted Stock Unit to allow the Company to pay federal, state and local taxes of any kind required by law to be withheld upon the exercise or payment of such Award from any payment of any kind otherwise due to the Participant. The Company shall not be obligated to advise any Participant of the existence of any tax or the amount which the Company will be so required to withhold.

(ii) By accepting an Award, each Participant acknowledges that the Company has advised such Participant to discuss the grant of such Award with the Recipient’s tax, legal, investment, and other advisors as the Participant and such advisors determine to be appropriate, and that such consultation shall include (to the extent determined by the Participant and Participant’s advisors) a discussion of the advisability of making an election under Section 83 of the Internal Revenue Code.

(iii) Participant further acknowledges that: (A) Section 83 of the Code taxes as ordinary income the difference between the purchase price for Shares and the Fair Market Value of Shares as of the date any forfeiture restrictions on the Shares terminates or lapses; (B) Participant may elect to be taxed at the time the Shares are issued, rather than when and as the forfeiture restrictions terminate or lapse (if ever), by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty days from the date the Shares were issued; and (C) it is Participant’s responsibility (and not the Company’s) to file timely the election under Section 83(b), even if Participant requests the Company or its representatives to make that filing on its behalf.

Section 11. Section 409A

(a) Time and Form of Payment. Notwithstanding anything contained in this Plan or in an Award Agreement to the contrary, the time and form of payment of an Award that is subject to the limitations imposed by Section 409A of the Code, shall be set forth in the applicable Award Agreement on or before the time at which the Participant obtains a legally binding right to the Award (or such other time permitted under Section 409A of the Code) and such time and form of payment shall comply with the requirements of Section 409A of the Code.

(b) Delay in Payment. Notwithstanding anything contained in this Plan or an Award Agreement to the contrary, if the Participant is deemed by the Company at the time of the Participant’s “separation from service” with the Company to be a “specified employee” as determined under Section 409A of the Code, any “nonqualified deferred compensation” to which the Participant is entitled in connection with such separation from service after taking into account all applicable exceptions from Section 409A, shall not be paid or commence payment until the date that is the first business day following the six month period after the Participant’s separation from service (or if earlier, the Participant’s death). Such delay in payment shall only be effected with respect to each separate payment to the extent required to avoid adverse tax treatment to the Participant under Section 409A of the Code. Any compensation which would have otherwise been paid during the delay period (whether in a lump sum or in installments) in the absence of this Section 11(b) shall be paid to the Participant (or his or her beneficiary or estate) in a lump sum payment on the first business day following the expiration of the delay period.

(c) Key Definitions. For purposes of this Plan, the term “termination of employment” shall mean “separation from service” and the terms “separation from service,” “specified employee” and “nonqualified deferred compensation” shall have the meanings ascribed to the terms pursuant to Section 409A and other applicable guidance.

(d) Amendments. Notwithstanding anything in the Plan to the contrary, the Plan and Awards granted under the Plan are intended to be eligible for certain regulatory exceptions to the limitations of, or to comply with, the requirements of Section 409A of the Code. The Committee, in the exercise of its sole discretion and without the consent of the Participant, may amend or modify the terms of an Award in any manner and delay the payment of any amounts payable pursuant to an Award to the minimum extent necessary to reasonably comply with the requirements of Section 409A of the Code, provided that the Company shall not be required to assume any increased economic burden. No action taken by the Committee with respect to the requirements of Section 409A of the Code shall be deemed to adversely affect a Participant’s rights with respect to an Award or to require the consent of such Participant. The Committee reserves the right to make additional changes to the Plan and Awards from time to time to the extent it deems necessary with respect to Section 409A of the Code.

Section 12. Effective Date of the Plan

The Plan shall be effective upon its adoption by the Board, provided, however, that in the event the Plan is not approved by the stockholders of the Company within one year thereafter, no Option granted pursuant to this Plan shall qualify as an Incentive Stock Option.

Section 13. Term of the Plan

No Award shall be granted under the Plan after ten years from the earlier of the date of adoption of the Plan by the Board or the date of stockholder approval or any earlier date of discontinuation or termination established pursuant to Section 8(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

93162_Algodon Wines INT-PH-WEB-HOST_PROXY CARD Rev 02 - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

Algodon Wines & Luxury Development Group, Inc.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on September 11, 2018.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5.

1. To elect one director for a two-year term to serve until the 2020 Annual Meeting of Stockholders.
   (01) John I. Griffin — FOR ☐ WITHHOLD AUTHORITY ☐

CONTROL NUMBER

Signature__________ Signature, if held jointly__________ Date________, 2018

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

93162_Algodon Wines INT-PH-WEB-HOST_PROXY CARD Rev 02 - Back

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Algodon Wines & Luxury Development Group, Inc.

The undersigned appoints Scott L. Mathis and Maria Echevarria, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Algodon Wines & Luxury Development Group, Inc. held of record by the undersigned at the close of business on July 27, 2018 at the Annual Meeting of Stockholders of Algodon Wines & Luxury Development Group, Inc. to be held on September 12, 2018, at 2:00 p.m. Eastern Time, at 135 Fifth Ave., 10th Floor, New York, NY 10010, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE ONE NOMINEE TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, AND PROPOSAL 5, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

93162_Algodon Wines MAIL-ONLY_PFDB Rev 02 - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Algodon Wines & Luxury Development Group, Inc.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

FAX – (303) 796-2777

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PFDB

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5.

1. To elect one director for a two-year term to serve until the 2020 Annual Meeting of Stockholders.
   (01) John I. Griffin — FOR ☐ WITHHOLD AUTHORITY ☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________**, 2018**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

93162_Algodon Wines MAIL-ONLY_PFDB Rev 02 - Back

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PFDB

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Algodon Wines & Luxury Development Group, Inc.

The undersigned appoints Scott L. Mathis and Maria Echevarria, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Series B preferred stock of Algodon Wines & Luxury Development Group, Inc. held of record by the undersigned at the close of business on July 27, 2018 at the Annual Meeting of Stockholders of Algodon Wines & Luxury Development Group, Inc. to be held on September 12, 2018, at 2:00 p.m. Eastern Time, at 135 Fifth Ave., 10th Floor, New York, NY 10010, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE ONE NOMINEE TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, AND PROPOSAL 5, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

93162_Algodon Wines_PROXY NOTICE Rev 02 - Front

ALGODON WINES & LUXURY DEVELOPMENT GROUP, INC.
c/o Continental Proxy Services
1 State Street, New York NY 10004

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

ALGODON WINES & LUXURY DEVELOPMENT GROUP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on
September 12, 2018

*Stockholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

Dear Stockholder,

The 2018 Annual Meeting of Stockholders of Algodon Wines & Luxury Development Group, Inc. will be held at the Company's offices, 135 Fifth Avenue, 10th Floor, New York, NY 10010, on Wednesday, September 12, 2018, at 2:00 p.m. (local time).

Proposals to be considered at the Annual Meeting:

(1) To consider and act upon a proposal to elect one director for a two-year term to serve until the 2020 Annual Meeting of Stockholders.

(2) To consider and act upon a proposal to ratify and approve the appointment of Marcum LLP, as Algodon's independent registered accounting firm for the year ended December 31, 2018.

(4) To consider and act upon a proposal to ratify the approval by the Board of Directors of the Company's 2018 Equity Incentive Plan.

(5) To consider and act upon a proposal to amend the Company's certificate of incorporation to change the name of the Company from "Algodon Wines & Luxury Development Group, Inc." to "Algodon Group, Inc."

Additionally, to address such other matters as may properly come before the 2018 Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote "FOR" the nominee under Proposal 1, and "FOR" Proposals 2, 3, 4, and 5.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote Your Proxy on the Internet:

Go to http://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

The Proxy Materials are available for review at:
http://www.cstproxy.com/algodongroup/2018

93162_Algodon Wines_PROXY NOTICE Rev 02 - Back

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/algodongroup/2018

- the Company's Annual Report for the year ended December 31, 2017;
- the Company's 2018 Proxy Statement;
- the Proxy Card; and
- any amendments to the foregoing materials that are required to be furnished to stockholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before September 2, 2018 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0691,
or
By logging on to http://www.cstproxy.com/algodongroup/2018
or
By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.